                              SPDR(R) SERIES TRUST

                         SUPPLEMENT DATED AUGUST 1, 2007

                            TO THE PROSPECTUSES DATED

                        OCTOBER 31, 2006, AS SUPPLEMENTED

The name change for the Trust set forth below is effective immediately and all references in the Prospectus to the prior name are hereby revised to reflect the new name:

      Prior Trust Name            New Trust Name
      ----------------            --------------
streetTRACKS(R) Series Trust   SPDR(R) Series Trust

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SSTPROSUPP4

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

           Dated October 31, 2006 (as supplemented on August 1, 2007)

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectuses for each of the Trust's series portfolios listed below dated October 31, 2006 (the "Prospectus"), as it may be revised from time to time:

SPDR(R) DJ WILSHIRE TOTAL MARKET ETF
SPDR(R) DJ WILSHIRE LARGE CAP ETF
SPDR(R) DJ WILSHIRE LARGE CAP GROWTH ETF
SPDR(R) DJ WILSHIRE LARGE CAP VALUE ETF
SPDR(R) DJ WILSHIRE MID CAP ETF
SPDR(R) DJ WILSHIRE MID CAP GROWTH ETF
SPDR(R) DJ WILSHIRE MID CAP VALUE ETF
SPDR(R) DJ WILSHIRE SMALL CAP ETF
SPDR(R) DJ WILSHIRE SMALL CAP GROWTH ETF
SPDR(R) DJ WILSHIRE SMALL CAP VALUE ETF
SPDR(R) DJ GLOBAL TITANS ETF
DJ WILSHIRE REIT ETF
KBW BANK ETF
KBW CAPITAL MARKETS ETF
KBW INSURANCE ETF
MORGAN STANLEY TECHNOLOGY ETF
SPDR(R) S&P(R) DIVIDEND ETF
SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
SPDR(R) S&P(R) BIOTECH ETF
SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
SPDR(R) S&P(R) COMPUTER HARDWARE ETF
SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
SPDR(R) S&P(R) HOMEBUILDERS ETF
SPDR(R) S&P(R) LEISURETIME ETF
SPDR(R) S&P(R) METALS & MINING ETF
SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF
SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF
SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
SPDR(R) S&P(R) PHARMACEUTICALS ETF
SPDR(R) S&P(R) RETAIL ETF
SPDR(R) S&P(R) SEMICONDUCTOR ETF
SPDR(R) S&P(R) TELECOM ETF
SPDR(R) S&P(R) TRANSPORTATION ETF
KBW REGIONAL BANKING(SM) ETF
KBW MORTGAGE FINANCE(SM) ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. Copies of the Prospectuses may be obtained without charge by writing to the Trust's Distributor, State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Report of Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2006 the Trust's Semi-Annual Report to Shareholders for the period ended December 31, 2005 are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

General Description of the Trust....................................           3
Investment Policies and Restrictions................................           3
Special Considerations and Risks....................................           7
Exchange Listing and Trading........................................          10
Management of the Trust.............................................          10
Brokerage Transactions..............................................          21
Book Entry Only System..............................................          23
Creation and Redemption of Creation Units...........................          31
Determination of Net Asset Value....................................          39
Dividends and Distributions.........................................          39
Taxes...............................................................          40
Capital Stock and Shareholder Reports...............................          42
Counsel and Independent Registered Public Accounting Firm...........          42
Financial Statements................................................          42
Index Descriptions..................................................          43
Proxy Voting Polices and Procedures.................................   14 and 63

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. As of August 1, 2007, the Trust consists of forty-six (46) investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. Prior to August 1, 2007, the Trust was known as the streetTRACKS(R) Series Trust. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before expenses, correspond generally to the total return, (or in the case of the SPDR(R) Dividend ETF, the price and yield performance,) of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund. Information regarding the market capitalization, component securities and industry sectors for each Index is set forth in Appendix A.

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit")(1) generally in exchange for a basket of equity securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of 50,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See "CREATION AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

INVESTMENT POLICIES AND RESTRICTIONS

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that with each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issue may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION

In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

----------
(1) Except that under the "Dividend Reinvestment Service" described herein, however, shares may be created in less than a Creation Unit and upon termination of a Fund, shares may be redeemed in less than a Creation Unit.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the U.S. government securities or other assets that are pledged as collateral to each Fund in connection with these loans generate income, securities lending may enable a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the total return of its respective Index.

Loans of portfolio securities may not exceed 33% of a Fund's total assets. The documentation for these loans provides that a Fund will receive collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the net asset value of the Fund is determined. Each Fund will pay fees in connection with the collateral invested in funds which invest exclusively in money market instruments (including money market mutual funds).

Each Fund will comply with the conditions for lending established by the SEC. Although each Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, each Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund bears the risk of loss of any cash collateral that it invests in money market instruments.

State Street Bank and Trust, an affiliate of the Trust, has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. For its services, the lending agent receives a portion of the net investment income, if any, earned on the collateral for the securities loaned.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

OTHER MONEY MARKET INSTRUMENTS

In addition to repurchase agreements, other money market instruments in which the Funds may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more, bankers' acceptances, time deposits, U.S. government and U.S. government agency securities, or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase, and investment companies which invest exclusively in such money market instruments (subject to applicable limitations under Section 12(d)(1) of the 1940 Act.

FOREIGN SECURITIES.

The SPDR(R) DJ Global Titans ETF may purchase publicly traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs and GDRs and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components. The Exchange currently anticipates that options on the Shares will be listed on the Exchange.

RESTRICTIONS ON THE USE OF FUTURES AND OPTIONS

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the Commodity Futures Trading Commission ("CFTC") regulations in effect from time to time and in accordance with each Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

REAL ESTATE INVESTMENT TRUSTS ("REITs") SPDR DJ Wilshire Total Market ETF, SPDR DJ Wilshire Small Cap ETF, SPDR DJ Wilshire Small Cap Value ETF, SPDR DJ Wilshire Small Cap Growth ETF, SPDR DJ Wilshire Mid Cap ETF, SPDR DJ Wilshire Mid Cap Value ETF, SPDR DJ Wilshire Mid Cap Growth ETF, SPDR DJ Wilshire Large Cap ETF, SPDR DJ Wilshire Large Cap Value ETF, SPDR DJ Wilshire Large Cap Growth ETF and DJ Wilshire REIT Index ETF; the Funds will invest in REITs only to the extent that their underlying Indexes invest in REITs)

REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

SWAP AGREEMENTS

Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the heading "PRINCIPAL RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Indexes are listed on a securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in stocks.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

7. Sell securities short;

8. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, stock indexes and options on such futures contracts and make margin deposits in connection with such contracts; or

9. Change its investment objective.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

3. Under normal circumstances, invest less than 95% of its total assets in component securities that comprise its relevant benchmark Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or portfolio of securities on which such Fund is based is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees, one of whom is considered to be an "interested person" (as defined in the 1940 Act) of the Trust.

                              TRUSTEES AND OFFICERS

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                TERM OF            PRINCIPAL          IN FUND
                                              OFFICE AND         OCCUPATION(S)        COMPLEX            OTHER
NAME, ADDRESS                 POSITION(S)      LENGTH OF          DURING PAST        OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH             WITH FUNDS      TIME SERVED           5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
---------------------------   -----------   --------------   --------------------   ----------   ---------------------
INDEPENDENT TRUSTEES
DAVID M. KELLY                Independent   Unlimited        Retired                    64       Chicago Stock
c/o SPDR(R) Series Trust      Trustee       Elected:                                             Exchange
State Street Financial                      September 2000                                       (Public Governor/
Center                                                                                           Director);
One Lincoln Street                                                                               Penson Worldwide Inc.
Boston, MA 02111-2900                                                                            (Director);
10/10/38                                                                                         Custodial Trust Co.
                                                                                                 (Director);
                                                                                                 SPDR(R)  Index
                                                                                                 Shares Funds
                                                                                                 (Trustee).

FRANK NESVET                  Independent   Unlimited        Chief Executive            64       SPDR(R)
c/o SPDR(R) Series Trust      Trustee,      Elected:         Officer, Libra                      Index Shares Funds,
State Street Financial        Chairman      September 2000   Group, Inc.                         (Trustee); The
Center                                                       (1998-present)(a                    Massachusetts Health
One Lincoln Street                                           financial services                  & Education Tax
Boston, MA 02111-2900                                        consulting company).                Exempt Trust
9/24/43                                                                                          (Trustee).

HELEN F. PETERS               Independent   Unlimited        Professor of               64       Tradeware Global
c/o SPDR(R) Series Trust      Trustee,      Elected:         Finance, Carroll                    (Director); BJ's
State Street Financial        Chair of      September 2000   School of                           Wholesale Clubs
Center                        Audit                          Management,                         (Director);
One Lincoln Street            Committee                      Boston College                      SPDR(R) Index
Boston, MA 02111-2900                                        (2003-present);                     Shares Funds
3/22/48                                                      Dean, Boston                        (Trustee).
                                                             College (August
                                                             2000-2003).

INTERESTED TRUSTEE
JAMES E. ROSS*                Interested    Unlimited        President, SSgA            73       SPDR(R) Index
SSgA Funds Management, Inc.   Trustee,      Elected          Funds Management,                   Shares Funds (Trustee);
State Street Financial        President     President:       Inc.                                Select Sector SPDR
Center                                      May 2005,        (2005-present);                     Trust
One Lincoln Street                          elected          Principal, SSgA Funds               (Trustee); State Street
Boston, MA 02111                            Trustee:         Management, Inc.                    Master Funds Trust
6/24/65                                     November 2005    (2001-present); Senior              (Trustee); and
                                                             Managing Director,                  State Street Institutional
                                                             State Street Global                 Investment Trust (Trustee).
                                                             Advisors (2006-present);
                                                             Principal, State Street
                                                             Global Advisors
                                                             (March 2000-2006).

OFFICERS

MICHAEL P. RILEY              Vice          Unlimited        Principal, State           N/A       N/A
SSgA Funds Management, Inc.   President     Elected:         Street Global
State Street Financial                      February 2005    Advisors
Center                                                       (2005-
One Lincoln Street                                           present); Assistant
Boston, MA 02111                                             Vice
3/22/69                                                      President, State
                                                             Street Bank and
                                                             Trust Company
                                                             (2000-2004).

GARY L. FRENCH                Treasurer     Unlimited        Senior Vice                N/A       N/A
State Street Bank and                       Elected:         President,
Trust Company                               May 2005         State Street Bank
One Lincoln Street                                           and Trust Company
Boston, MA 02111                                             (2002-present);
07/04/51                                                     Managing Director,
                                                             Deutsche Bank
                                                             (2001-2002).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                               TERM OF           PRINCIPAL          IN FUND
                                             OFFICE AND        OCCUPATION(S)        COMPLEX          OTHER
       NAME, ADDRESS          POSITION(S)     LENGTH OF         DURING PAST         OVERSEEN     DIRECTORSHIPS
     AND DATE OF BIRTH        WITH FUNDS     TIME SERVED          5 YEARS          BY TRUSTEE   HELD BY TRUSTEE
     -----------------        -----------   ------------   ---------------------   ----------   ---------------
MARY MORAN ZEVEN              Secretary     Unlimited      Senior Vice             N/A          N/A
State Street Bank and                       Elected:       President and
Trust Company                               August 2001    Senior Managing
One Lincoln Street                                         Counsel, State
Boston, MA 02111                                           Street Bank and
2/27/61                                                    Trust Company
                                                           (2002-present).

RYAN M. LOUVAR                Assistant     Unlimited      Vice President and      N/A          N/A
State Street Bank and Trust   Secretary     Elected:       Counsel, State Street
Company                                     October 2006   Bank and Trust
2 Avenue de Lafayette                                      Company (2005 -
Boston, MA 02111                                           present); Counsel,
2/18/72                                                    BISYS, Inc.
                                                           (2000-2005) (a
                                                           financial services
                                                           company).

JOHN W. CLARK                 Assistant     Unlimited      Vice President,         N/A          N/A
State Street Bank and Trust   Treasurer     Elected:       State Street Bank &
Company                                     August 2005    Trust Company (2001
One Lincoln Street                                         - present).
Boston, MA 02111
03/24/67

MATTHEW FLAHERTY              Assistant     Unlimited      Assistant Vice          N/A          N/A
State Street Bank and Trust   Treasurer     Elected:       President, State
Company                                     May 2005       Street Bank and
One Lincoln Street                                         Trust
Boston, MA 02111                                           (1994-present).*
2/19/71

CHAD C. HALLETT               Assistant     Unlimited      Vice                    N/A          N/A
State Street Bank and Trust   Treasurer     Elected:       President, State
Company                                     May 2006       Street Bank and
One Lincoln Street                                         Trust Company
Boston, MA 02111                                           (2001-Present).*
1/28/69

PETER A. AMBROSINI            Chief         Unlimited      Senior Principal        N/A          N/A
SSgA Funds                    Compliance    Elected:       and Chief
Management, Inc.              Officer       May 2004       Compliance and
State Street Financial                                     Risk Management
Center                                                     Officer, SSgA Funds
One Lincoln Street                                         Management, Inc.
Boston, MA 02111                                           (2001-present).
12/17/43

*    Served in various capacities during the noted time period.

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries, other than the Chief Compliance Officer, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended. An Independent Trustee will receive $500 for each meeting attended via telephone or video conference. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2006.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT     TRUSTEES
-------------------   --------------   ----------   ----------   ------------
David M. Kelly            $30,000          $0           N/A         $47,400
Frank Nesvet              $30,000          $0           N/A         $47,400
Helen F. Peters           $30,000          $0           N/A         $47,400

STANDING COMMITTEES

Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended June 30, 2006.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met two times during the fiscal year ended June 30, 2006.

Pricing Committee. The Board of Trustees also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis. During the fiscal year ended June 30, 2006, the Pricing and Investment Committee met 27 times.

OWNERSHIP OF FUND SHARES

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities. The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of September 30, 2006:

                                                    AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                  REGISTERED INVESTMENT
                                                    COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY     BY TRUSTEE IN FAMILY
NAME OF TRUSTEE        SECURITIES IN THE TRUST   OF INVESTMENT COMPANIES
---------------        -----------------------   -----------------------
INDEPENDENT TRUSTEES
David M. Kelly                 None                       None
Frank Nesvet                   None                       None
Helen F. Peters                None                       None
INTERESTED TRUSTEE
James Ross                     None                       None

As of September 30, 2006, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, the Sub-Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one creation unit of the Funds. The Trust, the Adviser or State Street Bank and Trust Company ("State Street") will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation. As of September 30, 2006, the Adviser managed approximately $129 billion in assets. As of September 30, 2006, SSgA managed approximately $1.6 trillion in assets, including approximately $308 billion in equity index funds.

The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board of Trustees' approval or continuation of the Investment Advisory Agreements regarding certain existing Funds is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2005.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as shown in the following table.

                      FUND                        MANAGEMENT FEE
                      ----                        --------------
SPDR DJ Wilshire Total Market ETF                      0.20%
SPDR DJ Wilshire Large Cap ETF                         0.20%
SPDR DJ Wilshire Large Cap Growth ETF                  0.20%
SPDR DJ Wilshire Large Cap Value ETF                   0.20%
SPDR DJ Wilshire Mid Cap ETF                           0.25%
SPDR DJ Wilshire Mid Cap Growth ETF                    0.25%
SPDR DJ Wilshire Mid Cap Value ETF                     0.25%
SPDR DJ Wilshire Small Cap ETF                         0.25%
SPDR DJ Wilshire Small Cap Growth ETF                  0.25%
SPDR DJ Wilshire Small Cap Value ETF                   0.25%
SPDR DJ Global Titans ETF                              0.50%
DJ Wilshire REIT ETF                                   0.25%
KBW Bank ETF                                           0.35%
KBW Capital Markets ETF                                0.35%
KBW Insurance ETF                                      0.35%
Morgan Stanley Technology ETF                          0.50%
SPDR S&P Biotech ETF                                   0.35%
SPDR S&P Dividend ETF                                  0.35%
SPDR S&P Aerospace & Defense ETF                       0.35%
SPDR S&P Building & Construction ETF                   0.35%
SPDR S&P Computer Hardware ETF                         0.35%
SPDR S&P Computer Software ETF                         0.35%
SPDR S&P Health Care Equipment ETF                     0.35%
SPDR S&P Health Care Services ETF                      0.35%
SPDR S&P Homebuilders ETF                              0.35%
SPDR S&P LeisureTime ETF                               0.35%
SPDR S&P Metals & Mining ETF                           0.35%
SPDR S&P Oil & Gas Equipment & Services ETF            0.35%
SPDR S&P Oil & Gas Exploration & Production ETF        0.35%
SPDR S&P Outsourcing & IT Consulting ETF               0.35%
SPDR S&P Pharmaceuticals ETF                           0.35%
SPDR S&P Retail ETF                                    0.35%
SPDR S&P Semiconductor ETF                             0.35%
SPDR S&P Telecom ETF                                   0.35%
SPDR S&P Transportation ETF                            0.35%
KBW Regional Banking ETF                               0.35%
KBW Mortgage Finance ETF                               0.35%

From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:

                      FUND                           2006           2005          2004
                      ----                        ----------     ----------     --------
SPDR DJ Wilshire Total Market ETF                 $  212,167     $  226,407     $198,353
SPDR DJ Wilshire Large Cap ETF                    $   17,154(2)  $      N/A(1)  $    N/A(1)
SPDR DJ Wilshire Large Cap Growth ETF             $  257,752     $  153,314     $ 83,225
SPDR DJ Wilshire Large Cap Value ETF              $  196,138     $  221,327     $171,226
SPDR DJ Wilshire Mid Cap ETF                      $   34,136(2)  $      N/A(1)  $    N/A(1)
SPDR DJ Wilshire Mid Cap Growth ETF               $   36,953(2)  $      N/A(1)  $    N/A(1)
SPDR DJ Wilshire Mid Cap Value ETF                $   29,064(2)  $      N/A(1)  $    N/A(1)
SPDR DJ Wilshire Small Cap ETF                    $   38,393(2)  $      N/A(1)  $    N/A(1)
SPDR DJ Wilshire Small Cap Growth ETF             $  176,083     $  128,693     $108,883
SPDR DJ Wilshire Small Cap Value ETF              $  233,935     $  225,421     $136,899
SPDR DJ Global Titans ETF                         $  446,797     $  473,103     $163,505
DJ Wilshire REIT ETF                              $2,192,601     $1,264,166     $941,346
KBW Bank ETF                                      $  190,630(2)  $      N/A(1)  $    N/A(1)
KBW Capital Markets ETF                           $  130,437(2)  $      N/A(1)  $    N/A(1)
KBW Insurance ETF                                 $   95,899(2)  $      N/A(1)  $    N/A(1)
Morgan Stanley Technology ETF                     $  703,022     $  131,151     $136,845
SPDR S&P Dividend ETF                             $  148,698(2)  $      N/A(1)  $    N/A(1)
SPDR S&P Biotech ETF                              $   50,081(3)  $      N/A(1)  $    N/A(1)
SPDR S&P Homebuilders ETF                         $  109,456(3)  $      N/A(1)  $    N/A(1)
SPDR S&P Semiconductor ETF                        $   65,746(3)  $      N/A(1)  $    N/A(1)
SPDR S&P Aerospace & Defense ETF                  $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Building & Construction ETF              $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Computer Hardware ETF                    $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Computer Software ETF                    $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Health Care Equipment ETF                $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Health Care Services ETF                 $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P LeisureTime ETF                          $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Metals & Mining ETF                      $    2,403(4)  $      N/A(1)  $    N/A(1)
SPDR S&P Oil & Gas Equipment & Services ETF       $    1,514(4)  $      N/A(1)  $    N/A(1)
SPDR S&P Oil & Gas Exploration & Production ETF   $    1,876(4)  $      N/A(1)  $    N/A(1)
SPDR S&P Outsourcing & IT Consulting ETF          $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Pharmaceuticals ETF                      $    1,657(4)  $      N/A(1)  $    N/A(1)
SPDR S&P Retail ETF                               $    1,971(4)  $      N/A(1)  $    N/A(1)
SPDR S&P Telecom ETF                              $      N/A(1)  $      N/A(1)  $    N/A(1)
SPDR S&P Transportation ETF                       $      N/A(1)  $      N/A(1)  $    N/A(1)
KBW Regional Banking ETF                          $    3,673(4)  $      N/A(1)  $    N/A(1)
KBW Mortgage Finance ETF                          $      N/A(1)  $      N/A(1)  $    N/A(1)

----------
(1)  The Fund was not operational.

(2) For the period November 8, 2005, the Fund's inception date, to June 30, 2006. During this period, for the SPDR(R) Dividend ETF, the Adviser waived $23,781 of its fees, thus the Adviser actually received $124,917 for the period.

(3)  For the period January 31, 2006, the Fund's inception date, to June 30,
     2006.

(4)  For the period June 19, 2006, the Fund's inception date, to June 30, 2006.

INVESTMENT SUB-ADVISER - DJ Wilshire REIT ETF

Pursuant to the Advisory Agreement between the DJ Wilshire REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the DJ Wilshire REIT ETF's investments, subject to supervision of the Adviser and the Board of Trustees while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of September 30, 2006, Tuckerman managed approximately $6.4 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook NY 10573.

A discussion regarding the basis for the Board of Trustees' approval or continuation of the Investment Sub-Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2005.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the DJ Wilshire REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND                                     2006       2005       2004
----                                   --------   --------   -------
streetTRACKS(R) DJ Wilshire REIT ETF   $411,199   $230,069   $83,028

PORTFOLIO MANAGERS

The Adviser, and with respect to the DJ Wilshire REIT ETF, the Sub-Adviser, each manage the Funds using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the Funds and assets under management in those accounts as of June 30, 2006: (excluding the DJ Wilshire REIT ETF)

              REGISTERED                  POOLED                                             TOTAL
              INVESTMENT     ASSETS     INVESTMENT     ASSETS                  ASSETS       ASSETS
PORTFOLIO       COMPANY      MANAGED      VEHICLE      MANAGED      OTHER      MANAGED      MANAGED
MANAGER        ACCOUNTS    (BILLIONS)    ACCOUNTS    (BILLIONS)   ACCOUNTS   (BILLIONS)   (BILLIONS)
---------     ----------   ----------   ----------   ----------   --------   ----------   ----------
Lynn Blake        19          26.2          384         256.4        106        84.3         366.9
John Tucker       19          26.2          384         256.4        106        84.3         366.9

The dollar range of equity securities beneficially owned by the portfolio managers listed above as of June 30, 2006.

                 DOLLAR RANGE OF EQUITY
              SECURITIES BENEFICIALLY OWNED
              -----------------------------
Lynn Blake                 None
John Tucker                None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser, and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the portfolio managers is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser and Sub-Adviser seek to understand what their competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser and the Sub-Adviser are a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

DJ Wilshire REIT ETF The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the DJ Wilshire REIT ETF and assets under management in those accounts as of June 30, 2006.

                     REGISTERED                  POOLED                                             TOTAL
                     INVESTMENT     ASSETS     INVESTMENT     ASSETS                  ASSETS       ASSETS
                       COMPANY      MANAGED      VEHICLE      MANAGED      OTHER      MANAGED      MANAGED
PORTFOLIO MANAGER     ACCOUNTS    (MILLIONS)    ACCOUNTS    (MILLIONS)   ACCOUNTS   (MILLIONS)   (MILLIONS)
-----------------    ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers III        1           0.2           6           1.6         35          1.5          3.3
Murat Sensoy              1           0.2           6           1.6         35          1.5          3.3

The dollar range of equity securities beneficially owned by the portfolio managers in the DJ Wilshire REIT ETF as of June 30, 2006 is as follows:

                         DOLLAR RANGE OF EQUITY
                     SECURITIES BENEFICIALLY OWNED
                     -----------------------------
Amos J. Rogers III                None
Murat Sensoy                      None

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

State Street, One Lincoln Street, Boston, Massachusetts 02111, also serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

Compensation. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund of the Trust, as follows: 0.06% on the first $200 million, 0.04% on the next $200 million, and 0.025% thereafter, calculated on a Trust basis (i.e., the first break point will be calculated by multiplying the number of Funds times $200M). For each Fund, after the first year of operations, a $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. The Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "CREATION AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund, except for the Total Market ETF, has adopted a Distribution and Service Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, each Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940
Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Fund. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by a Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price..

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers.

FUND                                                2006        2005        2004
----                                              -------     -------     -------
SPDR DJ Wilshire Total Market ETF                 $ 2,463     $53,955     $ 1,812
SPDR DJ Wilshire Large Cap ETF                    $   250     $   N/A(1)  $   N/A(1)
SPDR DJ Wilshire Large Cap Growth ETF             $ 7,622     $ 1,052     $    73
SPDR DJ Wilshire Large Cap Value ETF              $ 3,825     $   686     $ 1,054
SPDR DJ Wilshire Mid Cap ETF                      $ 4,925     $   N/A(1)  $   N/A(1)
SPDR DJ Wilshire Mid Cap Growth ETF               $ 6,312     $   N/A(1)  $   N/A(1)
SPDR DJ Wilshire Mid Cap Value ETF                $ 5,402     $   N/A(1)  $   N/A(1)
SPDR DJ Wilshire Small Cap ETF                    $ 2,733     $   N/A(1)  $   N/A(1)
SPDR DJ Wilshire Small Cap Growth ETF             $16,736     $ 1,030     $   519
SPDR DJ Wilshire Small Cap Value ETF              $14,764     $12,979     $ 3,696
SPDR DJ Global Titans ETF                         $ 3,603     $20,139     $ 4,968
DJ Wilshire REIT ETF                              $55,775     $56,308     $43,829
KBW Bank ETF                                      $ 1,064     $   N/A(1)  $   N/A(1)
KBW Capital Markets ETF                           $   221     $   N/A(1)  $   N/A(1)
KBW Insurance ETF                                 $   152     $   N/A(1)  $   N/A(1)
Morgan Stanley Technology ETF                     $ 1,306     $ 3,904     $ 9,163
SPDR S&P Dividend ETF                             $ 1,315     $   N/A(1)  $   N/A(1)
SPDR S&P Biotech ETF                              $ 8,232     $   N/A(1)  $   N/A(1)
SPDR S&P Homebuilders ETF                         $ 5,323     $   N/A(1)  $   N/A(1)
SPDR S&P Semiconductor ETF                        $ 8,332     $   N/A(1)  $   N/A(1)
SPDR S&P Aerospace & Defense ETF                  $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Building & Construction ETF              $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Computer Hardware ETF                    $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Computer Software ETF                    $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Health Care Equipment ETF                $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Health Care Services ETF                 $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P LeisureTime ETF                          $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Metals & Mining ETF                      $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Oil & Gas Equipment & Services ETF       $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Oil & Gas Exploration & Production ETF   $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Outsourcing & IT Consulting ETF          $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Pharmaceuticals ETF                      $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Retail ETF                               $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Telecom ETF                              $   N/A(1)  $   N/A(1)  $   N/A(1)
SPDR S&P Transportation ETF                       $   N/A(1)  $   N/A(1)  $   N/A(1)
KBW Regional Banking(SM) ETF                      $   N/A(1)  $   N/A(1)  $   N/A(1)
KBW Mortgage Finance(SM) ETF                      $   N/A(1)  $   N/A(1)  $   N/A(1)

----------
(1)  The Fund was not operational.

Holdings in Shares of Regular Broker-Dealers as of June 30, 2006.

Bank of America Corp           $21,931,773
Citigroup Inc                  $19,983,262
Wachovia Corp                  $ 8,645,627
Merrill Lynch & Co Inc         $ 5,361,456
Morgan Stanley                 $ 6,414,233
Goldman Sachs Group Inc        $ 5,329,284
Lehman Brothers Holdings Inc   $ 3,117,427
Investment Technology Group    $   233,142

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING."

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning the beneficial ownership of the Funds held in the names of DTC Participants, as of October 6, 2006, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                                 PERCENTAGE
             FUND                              NAME AND ADDRESS                 OF OWNERSHIP
             ----               ---------------------------------------------   ------------
SPDR DJ                         National Financial Services Corp.                  25.98%
Wilshire Total Market           200 Liberty Street
ETF                             New York, NY 10281

                                Charles Schwab & Company, Inc.                     13.80%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                American Enterprise Investment Services, Inc.       6.52%
                                2723 AXP Financial Center
                                Minneapolis, MN 55474

                                Merrill Lynch, Pierce Fenner & Smith, Inc.          5.73%
                                4 Corporate Place
                                Piscataway, NJ 08854

                                Merrill Lynch, Pierce Fenner & Smith, Inc.          5.04%
                                101 Hudson Street, 9th Floor
                                Jersey City, NJ 07302

SPDR DJ                         KV Execution Services LLC                          53.97%
Wilshire Large Cap ETF          40 Wall Street
                                44th Floor
                                New York, NY 10005

                                Timber Hill, LLC                                   36.85%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

SPDR DJ                         Charles Schwab & Company, Inc.                     30.23%
Wilshire Large Cap              101 Montgomery Street
Growth ETF                      San Francisco, CA 94104

                                Morgan Stanley International Ltd.                  24.25%

                                901 South Bond Street, 6th Floor

                                Baltimore, MD 21231

                                National Financial Services Corp.                   6.36%
                                200 Liberty Street
                                New York, NY 10281

                                Linsco/Private Ledger Corp.                         6.32%
                                9785 Towne Centre Drive
                                San Diego, CA 92121-1968

SPDR DJ                         National Investor Services Corp.                   14.40%
Wilshire Large Cap              55 Water Street, 32nd Floor
Value ETF                       New York, NY 10041

                                Pershing LLC                                       14.04%
                                One Pershing Plaza
                                Jersey City, NJ 07399

                                National Financial Services Corp.                  11.70%
                                200 Liberty Street
                                New York, NY 10281

                                Charles Schwab & Company, Inc.                     10.23%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                Merrill Lynch, Pierce Fenner & Smith, Inc.          6.66%
                                4 Corporate Place
                                Piscataway, NJ 08854

                                Morgan Stanley Dean Witter, Inc.                    6.62%
                                75 Varick Street
                                New York, NY 11201

SPDR DJ                         Goldman Sachs Execution & Clearing                 41.67%
Wilshire Mid Cap ETF
                                120 Broadway, 6th Floor
                                New York, NY 10271

                                Timber Hill LLC                                    25.61%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

                                Merrill Lynch, Pierce Fenner & Smith, Inc.         12.62%
                                4 Corporate Place
                                Piscataway, NJ 08854

                                Charles Schwab & Company, Inc.                      5.23%
                                101 Montgomery Street
                                San Francisco, CA 94104

SPDR DJ                         Goldman Sachs Execution & Clearing                 58.90%
Wilshire Mid Cap                120 Broadway, 6th Floor
Growth ETF                      New York, NY 10271

                                Timber Hill LLC                                    15.11%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

                                Linsco/Private Ledger Corp.                        10.16%
                                9785 Towne Centre Drive
                                San Diego, CA 92121-1968

                                Charles Schwab & Company, Inc.                      5.09%
                                101 Montgomery Street
                                San Francisco, CA 94104

SPDR DJ                         Timber Hill LLC                                    31.43%
Wilshire Mid Cap Value          2 Pickwick Plaza
ETF                             Greenwich, CT 06830

                                Ameritrade, Inc.                                   20.05%
                                4211 South 102nd Street
                                Omaha, NE 68127

                                National Financial Services Corp.                  14.24%
                                200 Liberty Street
                                New York, NY 10281

                                Charles Schwab & Company, Inc.                     10.78%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                Merrill Lynch, Pierce Fenner & Smith, Inc.          9.36%
                                4 Corporate Place
                                Piscataway, NJ 08854

                                Citigroup Global Markets, Inc.                      7.74%
                                388 Greenwich Street
                                New York, NY 10013

SPDR DJ                         National Financial Services Corp.                  41.49%
Wilshire Small Cap ETF          200 Liberty Street
                                New York, NY 10281

                                Timber Hill LLC                                    37.45%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

                                Merrill Lynch, Pierce Fenner & Smith, Inc.         10.81%
                                4 Corporate Place
                                Piscataway, NJ 08854

SPDR DJ                         Charles Schwab & Company, Inc.                     36.06%
Wilshire Small Cap              101 Montgomery Street
Growth ETF                      San Francisco, CA 94104

                                National Financial Services Corp.                  10.00%
                                200 Liberty Street
                                New York, NY 10281

                                First Clearing LLC                                  9.03%
                                Riverfront Plaza
                                901 East Byrd Street
                                Richmond, VA 23219

                                National Investor Services Corp.                    5.26%
                                55 Water Street, 32nd Floor

                                New York, NY 10041

SPDR DJ                         Charles Schwab & Company, Inc.                     18.14%
Wilshire Small Cap              101 Montgomery Street
Value ETF                       San Francisco, CA 94104

                                National Financial Services Corp.                  16.19%
                                200 Liberty Street
                                New York, NY 10281

                                Pershing LLC                                        6.90%
                                One Pershing Plaza
                                Jersey City, NJ 07399

                                National Investor Services Corp.                    6.40%
                                55 Water Street, 32nd Floor
                                New York, NY 10041

                                First Clearing LLC                                  5.97%
                                Riverfront Plaza
                                901 East Byrd Street
                                Richmond, VA 23219

                                Linsco/Private Ledger Corp.                         5.87%
                                9785 Towne Centre Drive
                                San Diego, CA 92121-1968

SPDR DJ                         Lehman Brothers, Inc.                              17.46%
Global Titans ETF               70 Hudson Street
                                Jersey City, NJ 07302

                                Brown Brothers Harriman & Co.                      12.06%
                                525 Washington Blvd.
                                Newport Towers
                                Jersey City, NJ 07310

                                Charles Schwab & Company, Inc.                      8.80%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                National Financial Services Corp.                   8.67%
                                200 Liberty Street
                                New York, NY 10281

                                UBS Financial Services, Inc.                        5.82%
                                1000 Harbor Blvd.
                                Weehawken, NJ 07086-6790

DJ Wilshire REIT ETF            Charles Schwab & Company, Inc.                     16.25%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                State Street Bank & Trust Co.                      13.47%
                                1776 Heritage Drive
                                Global Corporate Action Unit JAB 5NW
                                No. Quincy, MA 02171

                                National Financial Services Corp.                  10.98%
                                200 Liberty Street

                                New York, NY 10281

                                Pershing LLC                                        6.24%
                                One Pershing Plaza
                                Jersey City, NJ 07399

KBW Bank ETF                    Goldman, Sachs & Co.                               33.45%
                                180 Maiden Lane
                                New York, NY 10038

                                Lehman Brothers, Inc.                              15.41%
                                70 Hudson Street
                                Jersey City, NJ 07302

                                Morgan Stanley & Co., Inc.                         12.02%
                                1 Pierrepont Plaza, 5th Floor
                                Brooklyn, NY 11201-2766

                                National Financial Services Corp.                   7.32%
                                200 Liberty Street
                                New York, NY 10281

KBW Capital Markets ETF         First Clearing LLC                                 15.78%
                                Riverfront Plaza
                                901 East Byrd Street
                                Richmond, VA 23219

                                Morgan Stanley & Co., Inc.                         14.60%
                                1 Pierrepont Plaza, 5th Floor
                                Brooklyn, NY 11201-2766

                                Goldman, Sachs & Co.                               11.60%
                                180 Maiden Lane
                                New York, NY 10038

                                Charles Schwab & Company, Inc.                     11.45%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                National Financial Services Corp.                   6.85%
                                200 Liberty Street
                                New York, NY 10281

                                Merrill Lynch, Pierce Fenner & Smith, Inc.          6.83%
                                4 Corporate Place
                                Piscataway, NJ 08854

                                Timber Hill LLC                                     5.31%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

KBW Insurance ETF               Goldman, Sachs & Co.                               51.15%
                                180 Maiden Lane
                                New York, NY 10038

                                Banc of America Securities, LLC                    12.32%
                                100 West 33rd Street, 9th Floor
                                New York, NY 10001

                                Goldman Sachs Execution & Clearing                 11.38%

                                120 Broadway, 6th Floor
                                New York, NY 10271

Morgan Stanley Technology ETF   First Clearing LLC                                 34.91%
                                Riverfront Plaza
                                901 East Byrd Street
                                Richmond, VA 23219

                                M&I Marshall & Ilsley Bank                          6.74%
                                1000 North Water Street
                                Milwaukee, WI 53202

                                Morgan Stanley Dean Witter, Inc.                    6.53%
                                75 Varick Street
                                New York, NY 11201

                                Charles Schwab & Company, Inc.                      6.16%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                Bank of America Securities, LLC                     5.81%
                                100 West 33rd Street, 9th Floor
                                New York, NY 10001

SPDR S&P Dividend ETF           Charles Schwab & Company, Inc.                     15.51%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                First Clearing LLC                                 12.45%
                                Riverfront Plaza
                                901 East Byrd Street
                                Richmond, VA 23219

                                National Financial Services Corp.                  12.44%
                                200 Liberty Street
                                New York, NY 10281

                                Merrill Lynch, Pierce Fenner & Smith, Inc.          5.23%
                                4 Corporate Place
                                Piscataway, NJ 08854

SPDR S&P Biotech ETF            Citigroup Global Markets, Inc.                     24.67%
                                388 Greenwich Street
                                New York, NY 10013

                                Banc of America Securities, LLC                    11.87%
                                100 West 33rd Street, 9th Floor
                                New York, NY 10001

                                Charles Schwab & Company, Inc.                     11.67%
                                101 Montgomery Street
                                San Francisco, CA 94104

                                Timber Hill, LLC                                    8.86%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

                                UBS Financial Services, Inc.                        5.61%
                                1000 Harbor Blvd.
                                Weehawken, NJ 07086-6790

                                Goldman, Sachs & Co.                                5.49%
                                180 Maiden Lane
                                New York, NY 10038

SPDR S&P Homebuilders ETF       Brown Brothers Harriman & Co.                      31.17%
                                525 Washington Blvd.
                                Newport Towers
                                Jersey City, NJ 07310

                                Morgan Stanley & Co., Inc.                         14.51%
                                1 Pierrepont Plaza, 5th Floor
                                Brooklyn, NY 11201-2766

                                State Street Bank & Trust Co.                       5.92%
                                1776 Heritage Drive
                                Global Corporate Action Unit JAB 5NW
                                No. Quincy, MA 02171

SPDR S&P Metals & Mining ETF    Merrill Lynch, Pierce Fenner & Smith, Inc.         43.21%
                                101 Hudson Street, 9th Floor
                                Jersey City, NJ 07302

                                Timber Hill, LLC                                   27.71%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

                                Goldman, Sachs & Co.                                7.96%
                                180 Maiden Lane
                                New York, NY 10038

                                National Financial Services Corp.                   6.49%
                                200 Liberty Street
                                New York, NY 10281

SPDR S&P Oil & Gas              Merrill Lynch, Pierce Fenner & Smith, Inc.         41.50%
Equipment & Services            4 Corporate Place
ETF                             Piscataway, NJ 08854

                                Timber Hill, LLC                                   16.71%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

                                Swiss American Securities, Inc.                    15.41%
                                12 East 49th Street
                                New York, NY 10017

SPDR S&P Oil & Gas              Merrill Lynch, Pierce Fenner & Smith, Inc.         53.41%
Exploration &                   101 Hudson Street, 9th Floor
Production ETF                  Jersey City, NJ 07302

                                Lehman Brothers, Inc.                              26.32%
                                70 Hudson Street
                                Jersey City, NJ 07302

SPDR S&P Pharmaceuticals ETF    Citigroup Global Markets, Inc.                     74.37%
                                388 Greenwich Street
                                New York, NY 10013

                                Morgan Stanley Dean Witter, Inc.                    6.59%

                                75 Varick Street
                                New York, NY 11201

                                Ameritrade, Inc.                                    6.53%
                                4211 South 102nd Street
                                Omaha, NE 68127

SPDR S&P Retail ETF             Banc of America Securities, LLC                    26.27%
                                100 West 33rd Street, 9th Floor
                                New York, NY 10005

                                Morgan Stanley & Co., Inc.                         20.69%
                                1 Pierrepont Plaza, 5th Floor
                                Brooklyn, NY 11201-2766

                                Goldman, Sachs & Co.                               12.42%
                                180 Maiden Lane
                                New York, NY 10038

                                Merrill Lynch, Pierce Fenner & Smith, Inc.         11.24%
                                101 Hudson Street, 9th Floor
                                Jersey City, NJ 07302

                                Timber Hill, LLC                                    6.82%
                                2 Pickwick Plaza
                                Greenwich, CT 06830

SPDR S&P Semiconductor          Citigroup Global Markets, Inc.                     22.80%
ETF                             388 Greenwich Street
                                New York, NY 10013

                                Banc of America Securities, LLC                    20.91%
                                100 West 33rd Street, 9th Floor
                                New York, NY 10001

                                Merrill Lynch, Pierce Fenner & Smith, Inc.         18.31%
                                101 Hudson Street, 9th Floor
                                Jersey City, NJ 07302

                                Goldman, Sachs & Co.                               13.19%
                                180 Maiden Lane
                                New York, NY 10038

                                Lehman Brothers, Inc.                               5.77%
                                70 Hudson Street
                                Jersey City, NJ 07302

KBW Regional Banking ETF        Merrill Lynch Professional Clearing                 5.27%
                                440 South LaSalle Street
                                Suite 3400
                                Chicago, IL 60605

CREATION AND REDEMPTION OF CREATION UNITS

CREATION

The Trust issues and sells Shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT

The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit constituting a substantial replication, or a portfolio sampling representation, of the stocks included in the relevant Fund's Index and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash Component, which in the case of the SPDR(R) Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. The "Dividend Equivalent Payment" enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Fund Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., New York time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting. The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Share of each Fund.

PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Shares of Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Funds must be placed for one or more Creation Unit size aggregations of Shares (50,000 in the case of each Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time)("Closing Time"), or one hour prior to closing time in the case of custom orders, in each case on the date such order is placed in order for the creation of Creation Units to be effected based on the net asset value of Shares of each Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date". Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see "Placement of Creation Orders Using Clearing Process" and "Placement of Creation Orders Outside Clearing Process"). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of Funds shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of Funds have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Funds in Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units of Funds outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current net asset value of the Fund. The delivery of Creation Units of Funds so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time, New York time, on such date and federal funds in the appropriate amount are deposited with the Trust's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of Funds so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of any Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE

To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, regardless of the number of creations made each day. An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. From time to time, the Adviser may waive all or a portion of its fees.

                                                                 OUTSIDE THE
                                                  TRANSACTION      CLEARING
FUND                                                  FEE          PROCESS
----                                              -----------   -------------
SPDR DJ Wilshire Total Market ETF                    $4,500     Up to $18,000
SPDR DJ Wilshire Large Cap ETF                       $2,000     Up to $8,000
SPDR DJ Wilshire Large Cap Growth ETF                $1,000     Up to $4,000
SPDR DJ Wilshire Large Cap Value ETF                 $1,000     Up to $4,000
SPDR DJ Wilshire Mid Cap ETF                         $2,000     Up to $8,000
SPDR DJ Wilshire Mid Cap Growth ETF                  $1,000     Up to $4,000
SPDR DJ Wilshire Mid Cap Value ETF                   $1,000     Up to $4,000
SPDR DJ Wilshire Small Cap ETF                       $3,000     Up to $12,000
SPDR DJ Wilshire Small Cap Growth ETF                $1,500     Up to $6,000
SPDR DJ Wilshire Small Cap Value ETF                 $1,500     Up to $6,000
SPDR DJ Global Titans ETF                            $1,000     Up to $4,000
DJ Wilshire REIT ETF                                 $1,000     Up to $4,000
KBW Bank ETF                                         $  250     Up to $1,000
KBW Capital Markets ETF                              $  250     Up to $1,000
KBW Insurance ETF                                    $  250     Up to $1,000
Morgan Stanley Technology ETF                        $  500     Up to $2,000
SPDR S&P Aerospace & Defense ETF                     $  250     Up to $1,000
SPDR S&P Biotech ETF                                 $  250     Up to $1,000
SPDR S&P Building & Construction ETF                 $  250     Up to $1,000
SPDR S&P Computer Hardware ETF                       $  250     Up to $1,000
SPDR S&P Computer Software ETF                       $  250     Up to $1,000
SPDR S&P Dividend ETF                                $  250     Up to $1,000
SPDR S&P Health Care Equipment ETF                   $  250     Up to $1,000
SPDR S&P Health Care Services ETF                    $  250     Up to $1,000
SPDR S&P Homebuilders ETF                            $  250     Up to $1,000
SPDR S&P LeisureTime ETF                             $  250     Up to $1,000
SPDR S&P Metals & Mining ETF                         $  250     Up to $1,000
SPDR S&P Oil & Gas Equipment & Services ETF          $  250     Up to $1,000
SPDR S&P Oil & Gas Exploration & Production ETF      $  250     Up to $1,000
SPDR S&P Outsourcing & IT Consulting ETF             $  250     Up to $1,000
SPDR S&P Pharmaceuticals ETF                         $  250     Up to $1,000
SPDR S&P Retail ETF                                  $  250     Up to $1,000
SPDR S&P Semiconductor ETF                           $  250     Up to $1,000
SPDR S&P Telecom ETF                                 $  250     Up to $1,000
SPDR S&P Transportation ETF                          $  250     Up to $1,000
KBW Regional Banking ETF                             $  250     Up to $1,000
KBW Mortgage Finance ETF                             $  250     Up to $1,000

REDEMPTION

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

As of June 30, 2006, the value of the securities comprising a deposit of designated equity securities necessary for an in-kind purchase of a Creation Unit for each Fund was as follows:

SPDR DJ Wilshire Total Market ETF                 $4,591,000
SPDR DJ Wilshire Large Cap ETF                    $2,908,500
SPDR DJ Wilshire Large Cap Growth ETF             $2,452,500
SPDR DJ Wilshire Large Cap Value ETF              $3,657,500
SPDR DJ Wilshire Mid Cap ETF                      $2,658,000
SPDR DJ Wilshire Mid Cap Growth ETF               $2,911,000
SPDR DJ Wilshire Mid Cap Value ETF                $2,731,500
SPDR DJ Wilshire Small Cap ETF                    $2,901,500
SPDR DJ Wilshire Small Cap Growth ETF             $4,355,500
SPDR DJ Wilshire Small Cap Value ETF              $3,267,500
SPDR DJ Global Titans ETF                         $3,349,000
DJ Wilshire REIT ETF                              $3,799,000
KBW Bank ETF                                      $2,686,500
KBW Capital Markets ETF                           $2,809,000
KBW Insurance ETF                                 $2,561,000
Morgan Stanley Technology ETF                     $2,455,500
SPDR S&P Dividend ETF                             $2,785,000
SPDR S&P Biotech ETF                              $2,295,000
SPDR S&P Aerospace & Defense ETF (1)                      NA
SPDR S&P Building & Construction ETF (1)                  NA
SPDR S&P Computer Hardware ETF (1)                        NA
SPDR S&P Computer Software ETF (1)                        NA
SPDR S&P Health Care Equipment ETF(1)                     NA
SPDR S&P Health Care Services ETF (1)                     NA
SPDR S&P Homebuilders ETF                         $1,693,000
SPDR S&P LeisureTime ETF (1)                              NA
SPDR S&P Metals & Mining ETF                      $2,504,000
SPDR S&P Oil & Gas Equipment & Services ETF       $1,553,500
SPDR S&P Oil & Gas Exploration & Production ETF   $1,956,000
SPDR S&P Outsourcing & IT Consulting ETF (1)              NA
SPDR S&P Pharmaceuticals ETF                      $1,594,000
SPDR S&P Retail ETF                               $1,880,500
SPDR S&P Semiconductor ETF                        $2,364,500
SPDR S&P Telecom ETF (1)                                  NA
SPDR S&P Transportation ETF (1)                           NA
KBW Regional Banking ETF                          $2,416,500
KBW Mortgage Finance ETF (1)                              NA

----------
(1)  As of June 30, 2006, the Fund was not operational.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, New York time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee described below in the section entitled "REDEMPTION TRANSACTION FEE". In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE

A redemption transaction fee, described below, is paid to offset transfer and other transaction costs that may be incurred in connection with the redemption of Creation Units. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge of up to three (3) times the fixed transaction fee may be charged with respect to transactions effected outside the Clearing Process. From time to time, the Adviser may waive all or a portion of its fees.

                                                                 OUTSIDE THE
                                                  TRANSACTION      CLEARING
                     FUND                             FEE          PROCESS
                     ----                         -----------   -------------
SPDR DJ Wilshire Total Market ETF                    $4,500     Up to $18,000
SPDR DJ Wilshire Large Cap ETF                       $2,000     Up to $8,000
SPDR DJ Large Cap Growth ETF                         $1,000     Up to $4,000
SPDR DJ Large Cap Value ETF                          $1,000     Up to $4,000
SPDR DJ Wilshire Mid Cap ETF                         $2,000     Up to $8,000
SPDR DJ Wilshire Mid Cap Growth ETF                  $1,000     Up to $4,000
SPDR DJ Wilshire Mid Cap Value ETF                   $1,000     Up to $4,000
SPDR DJ Wilshire Small Cap ETF                       $3,000     Up to $12,000
SPDR DJ Small Cap Growth ETF                         $1,500     Up to $6,000
SPDR DJ Small Cap Value ETF                          $1,500     Up to $6,000
SPDR DJ Global Titans ETF                            $1,000     Up to $4,000
DJ Wilshire REIT ETF                                 $1,000     Up to $4,000
KBW Bank ETF                                         $  250     Up to $1,000
KBW Capital Markets ETF                              $  250     Up to $1,000
KBW Insurance ETF                                    $  250     Up to $1,000
Morgan Stanley Technology ETF                        $  500     Up to $2,000
SPDR S&P Aerospace & Defense ETF                     $  250     Up to $1,000
SPDR S&P Biotech ETF                                 $  250     Up to $1,000
SPDR S&P Building & Construction ETF                 $  250     Up to $1,000
SPDR S&P Computer Hardware ETF                       $  250     Up to $1,000
SPDR S&P Computer Software ETF                       $  250     Up to $1,000
SPDR S&P Dividend ETF                                $  250     Up to $1,000
SPDR S&P  Health Care Equipment ETF                  $  250     Up to $1,000
SPDR S&P Health Care Services ETF                    $  250     Up to $1,000
SPDR S&P Homebuilders ETF                            $  250     Up to $1,000
SPDR S&P LeisureTime ETF                             $  250     Up to $1,000
SPDR S&P Metals & Mining ETF                         $  250     Up to $1,000
SPDR S&P Outsourcing & IT Consulting ETF             $  250     Up to $1,000
SPDR S&P Oil & Gas Equipment & Services ETF          $  250     Up to $1,000
SPDR S&P Oil & Gas Exploration & Production ETF      $  250     Up to $1,000
SPDR S&P Pharmaceuticals ETF                         $  250     Up to $1,000
SPDR S&P Retail ETF                                  $  250     Up to $1,000
SPDR S&P Semiconductor ETF                           $  250     Up to $1,000
SPDR S&P Telecom ETF                                 $  250     Up to $1,000
SPDR S&P Transportation ETF                          $  250     Up to $1,000
KBW Regional Banking ETF                             $  250     Up to $1,000
KBW Mortgage Finance ETF                             $  250     Up to $1,000

The Funds, subject to approval by the Board of Trustees, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS

Orders to redeem Creation Units of Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than Closing Time, New York time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the net asset value next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS

Orders to redeem Creation Units of Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units of Funds outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, or one hour prior to Closing Time in the case of custom orders, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of Funds and the cash redemption amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., respectively, New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "DETERMINATION OF NET ASSET VALUE" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time, or one hour prior to Closing Time in the case of custom orders, on the Transmittal Date but either (1) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the Shares of the relevant Funds are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Shares' net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. New York time) on each day that such exchange is open.

In computing a Fund's net asset value per Share, the Fund's securities holdings, except for those traded on the NASDAQ, are valued based on the last sale price. Securities traded on the NASDAQ are valued at the NASDAQ Official Close Price. Securities regularly traded in an over-the-counter market are valued at the last sale price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board.

The procedures require the Pricing Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing Committee will consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid quarterly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "CREATION AND REDEMPTION OF CREATION UNITS."

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. Under the provisions of the Jobs Growth Tax Relief Reconciliation Act of 2003, some ordinary dividends paid to individual shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2010.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax. As part of the American Jobs Creation Act of 2004 a RIC may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a "short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the proposed legislation.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

REPORTABLE TRANSACTIONS

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of thirty-seven Funds. Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board of Trustees may designate additional Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent registered public accounting firm of the Trust.

FINANCIAL STATEMENTS

The Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, financial highlights, and financial statements of the Funds included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2006 and the Trust's unaudited Semi-Annual Report to Shareholders for the period ended December 31, 2005, each on Form N-CSR under the Investment Company Act, are incorporated by reference into this Statement of Additional Information.

APPENDIX A - INDEX DESCRIPTIONS

DOW JONES WILSHIRE 5000 COMPOSITE INDEX

Provided below is additional information regarding the Dow Jones Wilshire 5000 Composite Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $14,723,832,608,978

10 Largest Components by Market Capitalization (as of 6/30/06)

                                 MARKET
      COMPANY NAME         CAPITALIZATION ($)   MARKET WEIGHT
      ------------         ------------------   -------------
 1 Exxon Mobil Corp.         374,623,499,489        2.54%
 2 General Electric Co.      342,731,198,080        2.33%
 3 Citigroup Inc.            239,812,689,333        1.63%
 4 Bank of America Corp.     219,504,462,891        1.49%
 5 Microsoft Corp.           211,399,731,244        1.44%
 6 Procter & Gamble Co.      182,874,513,998        1.24%
 7 Johnson & Johnson         178,174,790,634        1.21%
 8 Pfizer Inc.               171,973,829,664        1.17%
 9 Altria Group Inc.         152,070,084,591        1.03%
10 JPMorgan Chase & Co.      145,931,248,344        0.99%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                         MARKET
            SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
            ---------              ------------------   -------------
 1 Banks                            1,431,494,721,503       9.72%
 2 Pharmaceuticals                    784,103,811,083       5.33%
 3 Integrated Oil & Gas               669,107,031,573       4.54%
 4 Diversified Industrials            549,943,153,357       3.74%
 5 Software                           447,389,123,503       3.04%
 6 Semiconductors                     429,848,772,201       2.92%
 7 Broadcasting & Entertainment       397,409,116,809       2.70%
 8 Telecommunications Equipment       383,488,548,553       2.60%
 9 Electricity                        375,669,572,697       2.55%
10 Real Estate Investment Trusts      360,107,668,261       2.45%

DOW JONES WILSHIRE LARGE CAP INDEX

Provided below is additional information regarding the Dow Jones Wilshire Large Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $12,629,305,576,234

10 Largest Components by Market Capitalization (as of 6/30/06)

                                     MARKET
        COMPANY NAME           CAPITALIZATION ($)   MARKET WEIGHT
        ------------           ------------------   -------------
 1 Exxon Mobil Corp.             374,623,499,489        2.97%
 2 General Electric Co.          342,731,198,080        2.71%
 3 Procter & Gamble Co.          182,874,513,998        1.45%
 4 Chevron Corp.                 139,825,492,674        1.11%
 5 ConocoPhillips                100,990,781,187        0.80%

 6 PepsiCo Inc.                   99,726,440,000        0.79%
 7 Coca-Cola Co.                  94,112,572,469        0.75%
 8 Schlumberger Ltd.              76,776,599,400        0.61%
 9 Boeing Co.                     65,493,515,890        0.52%
10 United Technologies Corp.      64,109,248,560        0.51%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                         MARKET
            SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
            ---------              ------------------   -------------
 1 Banks                            1,261,843,054,178       9.99%
 2 Pharmaceuticals                    754,222,772,838       5.97%
 3 Integrated Oil & Gas               669,107,031,573       5.30%
 4 Diversified Industrials            536,994,869,041       4.25%
 5 Broadcasting & Entertainment       383,819,973,351       3.04%
 6 Software                           374,095,525,240       2.96%
 7 Semiconductors                     359,395,212,094       2.85%
 8 Electricity                        346,837,158,801       2.75%
 9 Telecommunications Equipment       335,901,146,292       2.66%
10 Fixed Line Telecommunications      312,083,899,443       2.47%

DOW JONES WILSHIRE LARGE CAP GROWTH INDEX

Provided below is additional information regarding the Dow Jones Wilshire Large Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $6,036,254,223,512

10 Largest Components by Market Capitalization (as of 6/30/06)

                                                 MARKET
              COMPANY NAME                 CAPITALIZATION ($)   MARKET WEIGHT
              ------------                 ------------------   -------------
 1 Microsoft Corp.                           211,399,731,244        3.50%
 2 Procter & Gamble Co.                      182,874,513,998        3.03%
 3 Johnson & Johnson                         178,174,790,634        2.95%
 4 Cisco Systems Inc.                        120,120,440,276        1.99%
 5 International Business Machines Corp.     119,101,343,900        1.97%
 6 PepsiCo Inc.                               99,726,440,000        1.65%
 7 Berkshire Hathaway Inc.                    94,549,754,933        1.57%
 8 Google Inc.                                85,787,654,963        1.42%
 9 Amgen Inc.                                 76,920,259,680        1.27%
10 Schlumberger Ltd.                          76,776,599,400        1.27%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                        MARKET
           SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
           ---------              ------------------   -------------
 1 Pharmaceuticals                  330,911,434,637        5.48%
 2 Broadcasting & Entertainment     303,550,242,596        5.03%
 3 Oil Equipment & Services         290,814,235,870        4.82%
 4 Software                         286,234,291,644        4.74%
 5 Health Care Providers            268,852,143,391        4.45%
 6 Telecommunications Equipment     263,937,710,946        4.37%
 7 Broadline Retailers              219,703,987,565        3.64%
 8 Biotechnology                    218,265,948,698        3.62%
 9 Semiconductors                   208,082,307,935        3.45%
10 Exploration & Production         197,510,210,440        3.27%

DOW JONES WILSHIRE LARGE CAP VALUE INDEX

Provided below is additional information regarding the Dow Jones Wilshire Large Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $6,593,051,352,722

10 Largest Components by Market Capitalization (as of 6/30/06)

                                             MARKET
            COMPANY NAME               CAPITALIZATION ($)   MARKET WEIGHT
            ------------               ------------------   -------------
 1 Exxon Mobil Corp.                     374,623,499,489        5.68%
 2 General Electric Co.                  342,731,198,080        5.20%
 3 Citigroup Inc.                        239,812,689,333        3.64%
 4 Bank of America Corp.                 219,504,462,891        3.33%
 5 Pfizer Inc.                           171,973,829,664        2.61%
 6 American International Group Inc.     153,456,955,150        2.33%
 7 Altria Group Inc.                     152,070,084,591        2.31%
 8 JPMorgan Chase & Co.                  145,931,248,344        2.21%

 9 Chevron Corp.                         139,825,492,674        2.12%
10 Wells Fargo & Co.                     112,174,127,520        1.70%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                         MARKET
            SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
            ---------              ------------------   -------------
 1 Banks                            1,170,467,480,681       17.75%
 2 Integrated Oil & Gas               659,224,597,923       10.00%
 3 Diversified Industrials            471,940,275,668        7.16%
 4 Pharmaceuticals                    423,311,338,201        6.42%
 5 Electricity                        334,734,211,326        5.08%
 6 Fixed Line Telecommunications      299,360,727,040        4.54%
 7 Investment Services                253,395,818,639        3.84%
 8 Property & Casualty Insurance      182,922,014,006        2.77%
 9 Tobacco                            169,239,341,219        2.57%
10 Real Estate Investment Trusts      164,317,299,614        2.49%

DOW JONES WILSHIRE MID CAP INDEX

Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $1,565,446,845,568

10 Largest Components by Market Capitalization (as of 6/30/06)

                                       MARKET
         COMPANY NAME            CAPITALIZATION ($)   MARKET WEIGHT
         ------------            ------------------   -------------
 1 Consol Energy Inc.               8,576,545,884         0.55%
 2 NII Holdings Inc.                7,696,975,138         0.49%
 3 Citrix Systems Inc.              7,311,460,860         0.47%
 4 Lam Research Corp.               6,556,299,225         0.42%
 5 Joy Global Inc.                  6,390,232,168         0.41%
 6 Newfield Exploration Co.         6,289,539,712         0.40%
 7 Glamis Gold Ltd.                 6,244,337,332         0.40%
 8 Supervalu Inc.                   6,197,841,594         0.40%
 9 Allegheny Technologies Inc.      6,153,817,786         0.39%
10 W.R. Berkley Corp.               6,092,126,339         0.39%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                         MARKET
            SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
            ---------              ------------------   -------------
 1 Real Estate Investment Trusts     107,208,210,453        6.85%
 2 Banks                              68,111,323,682        4.35%
 3 Property & Casualty Insurance      51,725,756,896        3.30%
 4 Exploration & Production           50,178,579,435        3.21%
 5 Health Care Providers              47,196,246,542        3.01%
 6 Medical Equipment                  45,919,251,745        2.93%
 7 Specialty Retailers                45,239,174,674        2.89%
 8 Software                           44,656,309,434        2.85%
 9 Semiconductors                     43,623,321,072        2.79%
10 Electricity                        42,134,607,984        2.69%

DOW JONES WILSHIRE MID CAP GROWTH INDEX

Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $818,754,453,634

10 Largest Components by Market Capitalization (as of 6/30/06)

                                         MARKET
          COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
          ------------             ------------------   -------------
 1 Consol Energy Inc.                 8,576,545,884         1.05%
 2 NII Holdings Inc.                  7,696,975,138         0.94%
 3 Citrix Systems Inc.                7,311,460,860         0.89%
 4 Lam Research Corp.                 6,556,299,225         0.80%
 5 Joy Global Inc.                    6,390,232,168         0.78%
 6 Newfield Exploration Co.           6,289,539,712         0.77%
 7 Glamis Gold Ltd.                   6,244,337,332         0.76%
 8 W.R. Berkley Corp.                 6,092,126,339         0.74%
 9 Arch Coal Inc.                     6,066,061,378         0.74%
10 Pioneer Natural Resources Co.      5,965,127,005         0.73%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                    MARKET
         SUBGROUPS            CAPITALIZATION ($)   MARKET WEIGHT
         ---------            ------------------   -------------
 1 Exploration & Production     45,047,270,967        5.50%
 2 Health Care Providers        43,927,359,065        5.37%
 3 Oil Equipment & Services     38,747,869,773        4.73%
 4 Specialty Retailers          34,690,640,006        4.24%
 5 Medical Equipment            33,680,778,478        4.11%
 6 Semiconductors               32,446,757,215        3.96%
 7 Biotechnology                28,555,065,325        3.49%
 8 Software                     27,418,743,472        3.35%
 9 Apparel Retailers            26,397,613,034        3.22%
10 Medical Supplies             25,683,854,428        3.14%

DOW JONES WILSHIRE MID CAP VALUE INDEX

Provided below is additional information regarding the Dow Jones Wilshire Mid Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $746,692,391,934

10 Largest Components by Market Capitalization (as of 6/30/06)

                                                  MARKET
               COMPANY NAME                 CAPITALIZATION ($)   MARKET WEIGHT
               ------------                 ------------------   -------------
 1 Supervalu Inc.                              6,197,841,594         0.83%
 2 Allegheny Technologies Inc.                 6,153,817,786         0.82%
 3 Allegheny Energy Inc.                       6,008,117,433         0.80%
 4 Applied Biosystems Group-Applera Corp.      5,928,836,648         0.79%
 5 NiSource Inc.                               5,910,450,000         0.79%
 6 Cummins Inc.                                5,677,045,500         0.76%
 7 Tellabs Inc.                                5,467,497,107         0.73%
 8 Tesoro Corp.                                5,131,308,468         0.69%
 9 Radian Group Inc.                           5,091,174,889         0.68%
10 BMC Software Inc.                           5,086,493,743         0.68%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                             MARKET
              SUBGROUPS                CAPITALIZATION ($)   MARKET WEIGHT
              ---------                ------------------   -------------
 1 Real Estate Investment Trusts         103,307,227,135        13.84%
 2 Banks                                  68,111,323,682         9.12%
 3 Electricity                            42,134,607,984         5.64%
 4 Property & Casualty Insurance          28,775,271,071         3.85%
 5 Containers & Packaging                 27,426,269,236         3.67%
 6 Electrical Components & Equipment      27,341,119,648         3.66%
 7 Gas Distribution                       20,835,385,842         2.79%
 8 Specialty Chemicals                    19,832,545,441         2.66%
 9 Multiutilities                         18,157,997,471         2.43%
10 Food Products                          17,831,275,573         2.39%

DOW JONES WILSHIRE SMALL CAP INDEX

Provided below is additional information regarding the Dow Jones Wilshire Small Cap Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $1,564,757,626,725

10 Largest Components by Market Capitalization (as of 6/30/06)

                                        MARKET
          COMPANY NAME            CAPITALIZATION ($)   MARKET WEIGHT
          ------------            ------------------   -------------
 1 Glamis Gold Ltd.                  6,244,337,332         0.34%
 2 McDermott International Inc.      4,964,910,632         0.27%
 3 Terex Corp.                       4,955,861,035         0.27%
 4 Carolina Group                    4,778,941,288         0.26%
 5 FMC Technologies Inc.             4,662,801,268         0.26%
 6 Intuitive Surgical Inc.           4,310,736,697         0.24%
 7 Alliance Data Systems Corp.       3,952,062,862         0.22%
 8 Western Gas Resources Inc.        3,921,616,070         0.22%
 9 Denbury Resources Inc.            3,769,596,175         0.21%
10 Frontier Oil Corp.                3,642,556,392         0.20%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                             MARKET
              SUBGROUPS                CAPITALIZATION ($)   MARKET WEIGHT
              ---------                ------------------   -------------
 1 Real Estate Investment Trusts         150,155,582,589        8.25%
 2 Banks                                 130,196,766,265        7.15%
 3 Exploration & Production               64,228,549,215        3.53%
 4 Semiconductors                         60,950,858,393        3.35%
 5 Oil Equipment & Services               58,503,553,849        3.21%
 6 Software                               56,191,507,858        3.09%
 7 Biotechnology                          44,484,537,277        2.44%
 8 Electrical Components & Equipment      44,480,569,215        2.44%
 9 Property & Casualty Insurance          41,691,605,841        2.29%
10 Business Support Services              41,125,677,649        2.26%

DOW JONES WILSHIRE SMALL CAP GROWTH INDEX

Provided below is additional information regarding the Dow Jones Wilshire Small Cap Growth Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $880,284,439,722

10 Largest Components by Market Capitalization (as of 6/30/06)

                                       MARKET
         COMPANY NAME            CAPITALIZATION ($)   MARKET WEIGHT
         ------------            ------------------   -------------
 1 Glamis Gold Ltd.                 6,244,337,332         0.71%
 2 Akamai Technologies Inc.         5,580,310,138         0.63%
 3 FMC Technologies Inc.            4,662,801,268         0.53%
 4 Intuitive Surgical Inc.          4,310,736,697         0.49%
 5 Alliance Data Systems Corp.      3,952,062,862         0.45%
 6 Western Gas Resources Inc.       3,921,616,070         0.45%
 7 Denbury Resources Inc.           3,769,596,175         0.43%
 8 Frontier Oil Corp.               3,642,556,392         0.41%
 9 Level 3 Communications Inc.      3,629,992,303         0.41%
10 Range Resources Corp.            3,567,513,844         0.41%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                        MARKET
           SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
           ---------              ------------------   -------------
 1 Exploration & Production         49,369,540,739         5.61%
 2 Semiconductors                   48,843,884,598         5.55%
 3 Oil Equipment & Services         48,794,037,292         5.54%
 4 Software                         47,560,689,573         5.40%
 5 Biotechnology                    40,309,628,309         4.58%
 6 Medical Equipment                31,069,607,343         3.53%
 7 Banks                            28,850,171,403         3.28%
 8 Health Care Providers            28,847,881,469         3.28%
 9 Telecommunications Equipment     27,159,791,431         3.09%
10 Apparel Retailers                24,510,663,467         2.78%

DOW JONES WILSHIRE SMALL CAP VALUE INDEX

Provided below is additional information regarding the Dow Jones Wilshire Small Cap Value Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $939,926,502,166

10 Largest Components by Market Capitalization (as of 6/30/06)

                                           MARKET
           COMPANY NAME              CAPITALIZATION ($)   MARKET WEIGHT
           ------------              ------------------   -------------
 1 McDermott International Inc.         4,964,910,632         0.53%
 2 Terex Corp.                          4,955,861,035         0.53%
 3 Carolina Group                       4,778,941,288         0.51%
 4 SL Green Realty Corp.                4,729,469,739         0.50%
 5 Camden Property Trust                4,144,440,339         0.44%
 6 Federal Realty Investment Trust      3,712,051,210         0.39%
 7 PartnerRe Ltd.                       3,633,637,844         0.39%
 8 Ryder System Inc.                    3,554,271,541         0.38%
 9 Ventas Inc.                          3,518,333,955         0.37%
10 Advanced Medical Optics Inc.         3,482,184,549         0.37%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                             MARKET
              SUBGROUPS                CAPITALIZATION ($)   MARKET WEIGHT
              ---------                ------------------   -------------
 1 Real Estate Investment Trusts         145,334,134,831        15.46%
 2 Banks                                 101,346,594,862        10.78%

 3 Property & Casualty Insurance          30,048,916,601         3.20%
 4 Gas Distribution                       28,773,251,932         3.06%
 5 Electricity                            27,889,837,707         2.97%
 6 Electrical Components & Equipment      27,229,061,431         2.90%
 7 Specialty Chemicals                    25,567,717,125         2.72%
 8 Commercial Vehicles & Trucks           22,413,298,459         2.38%
 9 Industrial Machinery                   21,663,308,368         2.30%
10 Pipelines                              21,021,281,846         2.24%

DOW JONES GLOBAL TITANS 50 INDEX U.S. CLOSE

Provided below additional information regarding the Dow Jones Global Titans 50 Index U.S. Close on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $6,550,924,405,300

10 Largest Components by Market Capitalization (as of 6/30/06)

                                      MARKET
         COMPANY NAME           CAPITALIZATION ($)   MARKET WEIGHT
         ------------           ------------------   -------------
 1 Exxon Mobil Corp.              374,623,499,489        5.72%
 2 General Electric Co.           342,731,198,080        5.23%
 3 Citigroup Inc.                 239,812,689,333        3.66%
 4 BP PLC                         233,889,011,788        3.57%
 5 Bank of America Corp.          219,504,462,891        3.35%
 6 Microsoft Corp.                211,399,731,244        3.23%
 7 HSBC Holdings PLC (UK Reg)     201,994,175,783        3.08%
 8 Procter & Gamble Co.           182,874,513,998        2.79%
 9 Johnson & Johnson              178,174,790,634        2.72%
10 Pfizer Inc.                    171,973,829,664        2.63%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                         MARKET
            SUBGROUPS              CAPITALIZATION ($)   MARKET WEIGHT
            ---------              ------------------   -------------
 1 Banks                            1,306,596,436,238       19.95%
 2 Integrated Oil & Gas             1,205,300,663,061       18.40%
 3 Pharmaceuticals                  1,060,708,624,631       16.19%
 4 Diversified Industrials            342,731,198,080        5.23%
 5 Fixed Line Telecommunications      280,519,698,381        4.28%
 6 Software                           211,399,731,244        3.23%
 7 Telecommunications Equipment       203,635,585,340        3.11%
 8 Semiconductors                     197,077,315,482        3.01%
 9 Soft Drinks                        193,839,012,469        2.96%
10 Nondurable Household Products      182,874,513,998        2.79%

DOW JONES WILSHIRE REIT INDEX

Provided below is additional information regarding the Dow Jones Wilshire REIT Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $278,259,676,171

10 Largest Components by Market Capitalization (as of 6/30/06)

                                          MARKET
           COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
           ------------             ------------------   -------------
 1 Simon Property Group Inc.          18,315,586,787         6.58%

 2 Equity Office Properties Trust     13,402,819,357         4.82%
 3 Equity Residential                 13,027,354,229         4.68%
 4 Vornado Realty Trust               12,826,396,347         4.61%
 5 Prologis                           12,637,480,267         4.54%
 6 Host Hotels & Resorts Inc.         11,391,575,332         4.09%
 7 Archstone-Smith Trust              10,783,931,300         3.88%
 8 General Growth Properties Inc.     10,209,622,486         3.67%
 9 Boston Properties Inc.             10,170,813,600         3.66%
10 Avalonbay Communities Inc.          8,219,772,198         2.95%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                   MARKET
         SUBGROUPS           CAPITALIZATION ($)   MARKET WEIGHT
         ---------           ------------------   -------------
 1 Apartments                  56,307,668,436         20.24%
 2 Office                      52,557,866,955         18.89%
 3 Regional Malls              42,123,277,575         15.14%
 4 Strip Centers               33,998,184,502         12.22%
 5 Hotels                      23,520,644,656          8.45%
 6 Industrial                  19,787,373,116          7.11%
 7 Diversified                 19,737,234,834          7.09%
 8 Mixed Industrial/Office     16,300,844,338          5.86%
 9 Self-Storage                11,433,568,742          4.11%
10 Manufactured Homes           1,498,437,776          0.54%

KBW BANK INDEX

Provided below is additional information regarding the KBW Bank Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $1,316,604,653,980

10 Largest Components by Market Capitalization (as of 6/30/06)

                                             MARKET
       COMPANY NAME                    CAPITALIZATION ($)   MARKET WEIGHT
       ------------                    ------------------   -------------
 1 Citigroup, Inc.                       239,812,689,333        18.21%
 2 Bank of America Corp.                 219,504,462,891        16.67%
 3 JPMorgan Chase & Co.                  145,931,248,344        11.08%
 4 Wells Fargo and Co.                   112,174,127,520         8.52%
 5 Wachovia Corp                         103,526,804,160         7.86%
 6 US Bancorp                             54,879,596,320         4.17%
 7 Washington Mutual                      43,915,783,040         3.34%
 8 SunTrust Banks, Inc.                   27,820,105,560         2.11%
 9 Capital One Financial Corporation      26,158,381,250         1.99%
10 Bank of New York Company               24,800,955,200         1.88%

KBW CAPITAL MARKETS INDEX

Provided below is additional information regarding the KBW Capital Markets Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $445,157,698,570

10 Largest Components by Market Capitalization (as of 6/30/06)

                                          MARKET
           COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
           ------------             ------------------   -------------
 1 Morgan Stanley                     66,911,451,180         15.03%

 2 Goldman Sachs Group, Inc.          64,057,907,760         14.39%
 3 Merrill Lynch & Co., Inc.          61,663,061,880         13.85%
 4 Lehman Brothers Holdings, Inc.     34,533,213,550          7.76%
 5 Bank of New York, Inc.             24,800,955,200          5.57%
 6 Franklin Resources, Inc.           22,453,840,550          5.04%
 7 Charles Schwab Corp.               20,401,618,060          4.58%
 8 State Street Corp.                 19,236,096,870          4.32%
 9 Chicago Merc. Exchange             17,072,865,150          3.84%
10 Bear Stearns Companies, Inc.       16,432,924,880          3.69%

KBW INSURANCE INDEX

Provided below is additional information regarding the KBW Insurance Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $536,212,767,520

10 Largest Components by Market Capitalization (as of 6/30/06)

                                                  MARKET
               COMPANY NAME                 CAPITALIZATION ($)   MARKET WEIGHT
               ------------                 ------------------   -------------
 1 American International Group, Inc.         153,456,955,150        28.62%
 2 MetLife, Inc.                               38,888,515,530         7.25%
 3 Prudential Financial, Inc.                  37,684,500,000         7.03%
 4 The Allstate Corp.                          34,452,863,380         6.43%
 5 The St. Paul Travelers Companies, Inc.      30,801,614,820         5.74%
 6 Hartford Financial Services Group           25,739,296,200         4.80%
 7 AFLAC, Corp.                                23,192,103,150         4.33%
 8 Chubb Corp.                                 20,699,318,400         3.86%
 9 Progressive Corp.                           20,117,920,740         3.75%
10 ACE, Ltd.                                   16,469,827,450         3.07%

MORGAN STANLEY TECHNOLOGY INDEX

Provided below is additional information regarding the Morgan Stanley Technology Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $1,860,093,368,990

10 Largest Components by Market Capitalization (as of 6/30/06)

                                                MARKET
              COMPANY NAME                CAPITALIZATION ($)   MARKET WEIGHT
              ------------                ------------------   -------------
 1 Microsoft Corp                           279,368,000,000        15.02%
 2 Google Inc                               148,432,100,000         7.98%
 3 Cisco Systems Inc                        148,414,700,000         7.98%
 4 International Business Machines Corp     139,354,800,000         7.49%
 5 Intel Corp                               123,896,600,000         6.66%
 6 Hewlett-Packard Co                       109,421,400,000         5.88%
 7 Oracle Corp                               99,143,140,000         5.33%
 8 Nokia Oyj                                 79,953,130,000         4.30%
 9 Apple Computer Inc                        69,529,040,000         3.74%
10 Sap Ag                                    63,159,150,000         3.40%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                          MARKET
            SUBGROUPS               CAPITALIZATION ($)   MARKET WEIGHT
            ---------               ------------------   -------------
1 Software & Services                   19,760,047           41.27%
2 Technology Hardware & Equipment       20,632,044           39.53%
3 Semiconductors & Semiconductor         8,385,535           16.77%
4 Retailing                              1,215,519            2.43%

S&P(R) HIGH YIELD DIVIDEND ARISTOCRATS INDEX

Provided below is additional information regarding the S&P(R) High Yield Dividend Aristocrats Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $2,047,900,519,750

10 Largest Components by Market Capitalization (as of 6/30/06)

                                 MARKET
      COMPANY NAME         CAPITALIZATION ($)   MARKET WEIGHT
      ------------         ------------------   -------------
 1 General Electric          342,731,198,080        16.74%
 2 Bank of America Corp.     219,504,446,200        10.72%
 3 Procter & Gamble          182,449,732,000         8.91%
 4 Johnson & Johnson         177,424,677,920         8.66%
 5 Pfizer, Inc.              171,973,819,830         8.40%
 6 Altria Group, Inc.        153,331,092,180         7.49%
 7 Coca Cola Co.             101,345,268,420         4.95%
 8 Merck & Co.                79,508,730,010         3.88%
 9 Abbott Labs                66,558,323,370         3.25%
10 Lilly (Eli) & Co.          62,462,340,370         3.05%

10 Largest Industries (% Index Weight) (as of 6/30/06)

                                               MARKET
            SUBGROUPS                    CAPITALIZATION ($)   MARKET WEIGHT
            ---------                    ------------------   -------------
 1 Pharmaceuticals                         557,927,891,500        27.24%
 2 Industrial Conglomerates                403,626,285,720        19.71%
 3 Household Products                      229,129,660,830        11.19%
 4 Diversified Financial Services          219,504,446,200        10.72%
 5 Tobacco                                 153,331,092,180         7.49%
 6 Beverages                               101,345,268,420         4.95%
 7 Commercial Banks                         54,962,848,800         2.68%
 8 Hotels, Restaurants & Leisure            41,868,153,600         2.04%
 9 Electrical Equipment                     34,400,904,030         1.68%
10 Wireless Telecommunication Services      24,836,699,810         1.21%

S&P BIOTECHNOLOGY SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Biotechnology Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $288,707,501,160

10 Largest Components by Market Capitalization (as of 6/30/06)

                                  MARKET
       COMPANY NAME         CAPITALIZATION ($)   MARKET WEIGHT
       ------------         ------------------   -------------
 1 Genentech                  86,186,688,600         29.85%
 2 Amgen                      76,920,259,680         26.64%
 3 Gilead Sciences            26,918,746,560          9.32%
 4 Celgene Corp.              16,477,561,440          5.71%
 5 BIOGEN IDEC Inc.           15,931,126,460          5.52%
 6 Genzyme Corp.              15,894,001,200          5.51%
 7 MedImmune Inc.              6,741,233,400          2.33%
 8 Amylin Pharmaceuticals      6,098,873,580          2.11%
 9 Vertex Pharmaceuticals      4,044,230,570          1.40%
10 Cephalon Inc                3,650,474,000          1.26%

S&P HOMEBUILDERS SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Homebuilders Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $190,245,274,250

10 Largest Components by Market Capitalization (as of 6/30/06)

                             MARKET
    COMPANY NAME        CAPITALIZATION ($)   MARKET WEIGHT
    ------------       ------------------   -------------
 1 Home Depot            75,797,708,340         39.84%
 2 Lowe's Cos.           47,140,590,000         24.78%
 3 D.R. Horton            7,447,823,220          3.91%
 4 Pulte Homes, Inc.      7,387,514,000          3.88%
 5 Sherwin-Williams       6,450,775,240          3.39%
 6 Centex Corp.           6,104,810,400          3.21%
 7 Lennar Corp.           5,653,847,250          2.97%
 8 Mohawk Industries      4,762,132,200          2.50%
 9 Leggett & Platt        4,554,053,840          2.39%
10 KB Home                4,266,342,500          2.24%

S&P SEMICONDUCTOR SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Semiconductor Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $302,109,908,709

10 Largest Components by Market Capitalization (as of 6/30/06)

                                        MARKET
          COMPANY NAME            CAPITALIZATION ($)   MARKET WEIGHT
          ------------            ------------------   -------------
 1 Intel Corp.                      110,232,150,000        36.49%
 2 Texas Instruments                 47,192,940,730        15.62%
 3 Broadcom Corporation              15,017,066,800         4.97%
 4 Freescale Semiconductor Inc.      11,929,432,200         3.95%
 5 Advanced Micro Devices            11,821,844,100         3.91%
 6 Analog Devices                    11,607,650,260         3.84%
 7 Micron Technology                 10,829,196,459         3.58%
 8 Maxim Integrated Prod             10,297,355,900         3.41%
 9 Linear Technology Corp.           10,168,635,680         3.37%
10 National Semiconductor             8,052,046,200         2.67%

S&P AEROSPACE & DEFENSE SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $310,713,079,570

10 Largest Components by Market Capitalization (as of 6/30/06)

                                       MARKET
          COMPANY NAME           CAPITALIZATION ($)   MARKET WEIGHT
          ------------           ------------------   -------------
 1 Boeing Company                  65,493,515,890         5.22%
 2 United Technologies             64,109,248,560         5.14%
 3 Honeywell Int'l Inc.            33,365,901,400         5.04%
 4 Lockheed Martin Corp.           30,983,214,680         4.90%
 5 General Dynamics                26,424,958,260         4.89%
 6 Northrop Grumman Corp.          22,021,521,840         4.86%
 7 Raytheon Co. (New)              19,886,064,320         4.81%
 8 Rockwell Collins                 9,558,798,300         4.81%
 9 L-3 Communications Holdings      9,198,524,880         4.76%
10 Precision Castparts              8,011,306,080         4.76%

S&P BUILDING & CONSTRUCTION SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $200,041,024,960

10 Largest Components by Market Capitalization (as of 6/30/06)

                                    MARKET
       COMPANY NAME           CAPITALIZATION ($)   MARKET WEIGHT
       ------------           ------------------   -------------
 1 Caterpillar Inc.             49,874,042,400         24.93%
 2 Deere & Co.                  19,584,332,790          9.79%
 3 PACCAR Inc.                  13,734,311,220          6.87%
 4 Masco Corp.                  11,773,008,000          5.89%
 5 American Standard             8,799,041,040          4.40%
 6 Fluor Corp. (New)             8,136,393,220          4.07%

 7 Vulcan Materials              7,847,424,000          3.92%
 8 Joy Global Inc.               6,438,792,810          3.22%
 9 Cummins Inc.                  5,677,045,500          2.84%
10 McDermott International       4,964,914,770          2.48%

S&P COMPUTER HARDWARE SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $411,962,912,460

10 Largest Components by Market Capitalization (as of 6/30/06)

                                       MARKET
       COMPANY NAME              CAPITALIZATION ($)   MARKET WEIGHT
       ------------              ------------------   -------------
 1 International Bus. Machines     119,101,343,900        28.91%
 2 Hewlett-Packard                  88,373,165,760        21.45%
 3 Dell Inc.                        55,450,097,740        13.46%
 4 Apple Computer                   48,581,016,960        11.79%
 5 EMC Corp.                        25,939,486,480         6.30%
 6 Sun Microsystems                 14,515,542,150         3.52%
 7 Network Appliance                13,207,989,200         3.21%
 8 SEAGATE TECHNOLOGY               13,202,286,430         3.20%
 9 SanDisk Corporation               9,957,974,380         2.42%
10 Lexmark Int'l Inc                 5,879,848,110         1.43%

S&P COMPUTER SOFTWARE SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $462,615,201,890

10 Largest Components by Market Capitalization (as of 6/30/06)

                           MARKET
   COMPANY NAME      CAPITALIZATION ($)   MARKET WEIGHT
   ------------      ------------------   -------------
 1 Microsoft Corp.     237,688,029,900        51.38%
 2 Oracle Corp.         77,299,266,870        16.71%
 3 Adobe Systems        18,177,108,840         3.93%
 4 Symantec Corp.       16,085,609,400         3.48%
 5 Electronic Arts      13,176,997,280         2.85%
 6 CA, Inc.             11,868,714,150         2.57%
 7 Intuit, Inc.         10,317,510,720         2.23%
 8 Autodesk, Inc.        7,984,382,000         1.73%
 9 Citrix Systems        7,311,460,860         1.58%
10 BEA Systems Inc       5,131,306,180         1.11%

S&P HEALTH CARE EQUIPMENT SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $290,514,323,050

10 Largest Components by Market Capitalization (as of 6/30/06)

                                     MARKET
   COMPANY NAME                CAPITALIZATION ($)   MARKET WEIGHT
   ------------                ------------------   -------------
 1 Medtronic Inc.                56,633,003,040         19.49%
 2 Boston Scientific             24,652,160,200          8.49%
 3 Baxter International Inc.     24,070,595,040          8.29%
 4 Stryker Corp.                 17,102,471,180          5.89%
 5 Becton, Dickinson             15,118,549,340          5.20%
 6 Zimmer Holdings               14,074,387,360          4.84%
 7 St Jude Medical               11,702,290,780          4.03%
 8 Fisher Scientific              9,069,011,400          3.12%
 9 Biomet, Inc.                   7,699,592,880          2.65%
10 Bard (C.R.) Inc.               7,586,439,300          2.61%

S&P HEALTH CARE SERVICES SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $389,588,348,690

10 Largest Components by Market Capitalization (as of 6/30/06)

                                       MARKET
         COMPANY NAME            CAPITALIZATION ($)   MARKET WEIGHT
         ------------            ------------------   -------------
 1 United Health Group Inc.        60,318,480,880         15.48%
 2 WellPoint Inc.                  46,385,708,330         11.91%
 3 Cardinal Health, Inc.           26,869,225,740          6.90%
 4 Aetna Inc.                      22,640,310,000          5.81%
 5 Caremark Rx                     22,063,784,620          5.66%
 6 HCA Inc.                        17,607,875,300          4.52%
 7 Medco Health Solutions Inc.     17,279,142,080          4.44%
 8 McKesson Corp. (New)            14,378,793,600          3.69%
 9 Quest Diagnostics               11,874,346,400          3.05%
10 CIGNA Corp.                     11,797,459,090          3.03%

S&P LEISURETIME SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $297,613,753,820

10 Largest Components by Market Capitalization (as of 6/30/06)

                                         MARKET
          COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
          ------------             ------------------   -------------
 1 McDonald's Corp.                  41,868,153,600         14.07%
 2 Starbucks Corp.                   28,980,497,920          9.74%
 3 Las Vegas Sands                   27,586,031,580          9.27%
 4 Carnival Corp.                    26,660,798,900          8.96%
 5 Marriott Int'l.                   15,778,096,720          5.30%
 6 Yum! Brands, Inc.                 13,671,027,040          4.59%
 7 Harrah's Entertainment            13,150,433,820          4.42%
 8 Starwood Hotels & Resorts         13,108,080,580          4.40%
 9 International Game Technology     12,864,960,780          4.32%
10 MGM Mirage                        11,650,072,800          3.91%

S&P METALS & MINING SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $178,100,228,190

10 Largest Components by Market Capitalization (as of 6/30/06)

                                            MARKET
            COMPANY NAME              CAPITALIZATION ($)   MARKET WEIGHT
            ------------              ------------------   -------------
 1 Alcoa Inc                            28,156,468,360         15.81%
 2 Newmont Mining Corp. (Hldg. Co.)     23,760,277,000         13.34%
 3 Nucor Corp.                          16,904,083,000          9.49%
 4 Phelps Dodge                         16,745,358,240          9.40%
 5 Peabody Energy                       14,758,920,500          8.29%
 6 Freeport-McMoran Cp & Gld            10,442,901,060          5.86%
 7 United States Steel Corp.             8,757,707,520          4.92%
 8 CONSOL Energy Inc.                    8,558,776,960          4.81%
 9 Allegheny Technologies Inc            6,942,487,080          3.90%
10 Arch Coal                             6,058,910,000          3.40%

S&P OIL & GAS EQUIPMENT & SERVICES SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $322,454,747,390

10 Largest Components by Market Capitalization (as of 6/30/06)

                                          MARKET
           COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
           ------------             ------------------   -------------
 1 Schlumberger Ltd.                  76,821,400,810         23.82%
 2 Halliburton Co.                    38,306,311,480         11.88%
 3 Baker Hughes                       27,891,369,700          8.65%
 4 Transocean Inc.                    26,096,208,960          8.09%
 5 Weatherford International Ltd.     17,301,104,640          5.37%
 6 GlobalSantaFe Corp.                14,131,425,000          4.38%
 7 BJ Services                        11,979,052,740          3.71%
 8 National Oilwell Varco, Inc.       11,079,037,080          3.44%
 9 Diamond Offshore Drilling          10,835,866,580          3.36%
10 Nabors Industries Ltd.             10,488,213,260          3.25%

S&P OIL & GAS EXPLORATION & PRODUCTION SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $789,584,016,590

10 Largest Components by Market Capitalization (as of 6/30/06)

                                MARKET
      COMPANY NAME        CAPITALIZATION ($)   MARKET WEIGHT
      ------------        ------------------   -------------
 1 Exxon Mobil Corp.        371,187,377,400        40.18%
 2 Chevron Corp.            137,558,286,220        14.89%
 3 ConocoPhillips           108,166,701,320        11.71%
 4 Occidental Petroleum      43,918,985,950         4.75%
 5 Valero Energy             40,939,933,560         4.43%
 6 Devon Energy Corp.        26,579,614,670         2.88%
 7 Apache Corp.              22,545,636,750         2.44%
 8 Anadarko Petroleum        21,866,914,180         2.37%
 9 EOG Resources             16,820,566,540         1.82%
10 XTO Energy Inc.           16,120,167,910         1.74%

S&P OUTSOURCING & IT CONSULTING SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $132,285,653,680

10 Largest Components by Market Capitalization (as of 6/30/06)

                                                  MARKET
               COMPANY NAME                 CAPITALIZATION ($)   MARKET WEIGHT
               ------------                 ------------------   -------------
 1 First Data                                 34,480,867,440         18.97%
 2 Automatic Data Processing Inc.             26,138,606,250         14.38%
 3 Paychex Inc.                               14,803,551,540          8.15%
 4 Electronic Data Systems                    12,473,618,280          6.86%
 5 Cognizant Technology Solutions              9,458,545,890          5.20%
 6 Computer Sciences Corp.                     9,097,710,160          5.01%
 7 FIserv Inc.                                 7,969,479,840          4.39%
 8 Fidelity National Information Services      6,813,650,400          3.75%
 9 Affiliated Computer                         6,119,500,920          3.37%
10 Iron Mountain Inc.                          4,930,122,960          2.71%

S&P PHARMACEUTICALS SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $725,717,662,430

10 Largest Components by Market Capitalization (as of 6/30/06)

                                MARKET
      COMPANY NAME        CAPITALIZATION ($)   MARKET WEIGHT
      ------------        ------------------   -------------
 1 Johnson & Johnson        177,424,677,920        23.35%
 2 Pfizer, Inc.             171,973,819,830        22.63%
 3 Merck & Co.               79,508,730,010        10.46%
 4 Abbott Labs               66,558,323,370         8.76%
 5 Lilly (Eli) & Co.         62,462,340,370         8.22%
 6 Wyeth                     59,773,595,090         7.87%
 7 Bristol-Myers Squibb      50,848,905,900         6.69%
 8 Schering-Plough           28,184,381,500         3.71%
 9 Allergan, Inc.            16,374,204,340         2.15%
10 Forest Laboratories       12,608,684,100         1.66%

S&P RETAIL SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $658,933,201,540

10 Largest Components by Market Capitalization (as of 6/30/06)

                                      MARKET
       COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
       ------------             ------------------   -------------
 1 Wal-Mart Stores                200,735,661,780        30.46%
 2 Walgreen Co.                    45,294,587,920         6.87%
 3 Target Corp.                    42,194,553,480         6.40%
 4 Costco Co.                      26,921,541,290         4.09%
 5 Best Buy Co., Inc.              26,600,142,000         4.04%
 6 CVS Corp.                       25,125,125,600         3.81%
 7 Sears Holdings Corporation      24,222,085,720         3.68%
 8 Federated Dept. Stores          20,247,778,800         3.07%
 9 Kohl's Corp.                    20,126,990,160         3.05%
10 Staples Inc.                    17,707,756,800         2.69%

S&P TELECOM SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $645,090,197,740

10 Largest Components by Market Capitalization (as of 6/30/06)

                                    MARKET
       COMPANY NAME           CAPITALIZATION ($)   MARKET WEIGHT
       ------------           ------------------   -------------
 1 Cisco Systems                119,223,306,720        16.04%
 2 AT&T Inc.                    108,434,758,160        14.58%
 3 Verizon Communications        97,697,764,780        13.14%
 4 QUALCOMM Inc.                 67,164,011,690         9.03%
 5 BellSouth                     65,478,668,600         8.81%
 6 Sprint Nextel Corp.           59,550,689,760         8.01%
 7 Motorola Inc.                 49,769,432,050         6.69%
 8 Corning Inc.                  37,677,207,070         5.07%
 9 ALLTEL Corp.                  24,836,699,810         3.34%
10 Qwest Communications Int      15,257,659,100         2.05%

S&P TRANSPORTATION SELECT INDUSTRY INDEX

Provided below is additional information regarding the S&P Select Industry Index on which the Fund is based.

CONSTITUENT STOCK

Aggregate Market Capitalization (6/30/06) $256,251,277,220

10 Largest Components by Market Capitalization (as of 6/30/06)

                                          MARKET
           COMPANY NAME             CAPITALIZATION ($)   MARKET WEIGHT
           ------------             ------------------   -------------
 1 United Parcel Service              89,299,975,470         29.59%
 2 FedEx Corporation                  35,655,855,760         11.82%
 3 Burlington Northern Santa Fe C     28,899,384,250          9.58%
 4 Union Pacific                      25,002,056,800          8.29%
 5 Norfolk Southern Corp.             22,069,908,240          7.31%
 6 CSX Corp.                          15,608,517,840          5.17%
 7 Southwest Airlines                 13,138,038,160          4.35%
 8 Expeditors Int'l                   11,950,517,640          3.96%
 9 C.H. Robinson Worldwide             9,258,369,900          3.07%
10 AMR Corp.                           5,368,653,160          1.78%

KBW REGIONAL BANKING(SM) INDEX

Provided below is additional information regarding the KBW Regional Banking(SM) Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $167,477,418,370

10 Largest Components by Market Capitalization (as of 6/30/06)

                                   MARKET
       COMPANY NAME          CAPITALIZATION ($)   MARKET WEIGHT
       ------------          ------------------   -------------
 1 Bank of Hawaii              11,310,040,000         6.75%
 2 TD BankNorth Group          10,236,761,100         6.11%
 3 Sovereign Bancorp, Inc.      9,583,760,940         5.72%
 4 Commerce BCSHS               9,334,224,900         5.57%
 5 UnionBancal Corp             9,292,175,760         5.55%
 6 Mercantile Banks             9,070,738,320         5.42%
 7 Synovus Financial            8,363,608,240         4.99%
 8 Cullen/Frost                 7,136,199,300         4.26%
 9 Provident Bankshares         5,028,916,050         3.00%
10 Greater Bay BNCP             4,990,367,500         2.98%

KBW MORTGAGE FINANCE(SM) INDEX

Provided below is additional information regarding the KBW Mortgage Finance(SM) Index on which the Fund is based.

CONSTITUENT STOCK AND INDUSTRIES/SECTORS

Aggregate Market Capitalization (6/30/06) $247,031,678,810

10 Largest Components by Market Capitalization (as of 6/30/06)

                                            MARKET
            COMPANY NAME              CAPITALIZATION ($)   MARKET WEIGHT
            ------------              ------------------   -------------
 1 Fannie Mae                           46,556,182,400         18.85%
 2 Washington Mutual, inc.              43,915,783,040         17.78%
 3 Freddie Mac                          39,222,880,000         15.88%
 4 Golden West Financial Corp.          22,933,068,200          9.28%
 5 Countrywide Financial, Inc.          22,769,707,520          9.22%
 6 Sovereign Bancorp, Inc.               9,583,760,940          3.88%
 7 Hudson City Bancorp, Inc.             7,592,128,160          3.07%
 8 Fidelity National Financial, Inc.     6,758,876,650          2.74%
 9 MGIC Investment Corp.                 5,489,965,000          2.22%
10 Popular, Inc.                         5,349,312,000          2.17%

APPENDIX B

Proxy Voting Policy                           (SSGA FUNDS MANAGEMENT, INC. LOGO)

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee --

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee --

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                              SPDR(R) SERIES TRUST

                         Supplement Dated August 1, 2007
   to Statement of Additional Information dated May 23, 2007, as supplemented

Investors are advised that the below-listed Funds are not yet in operation:

                     SPDR(R) Lehman Short Term Treasury ETF
                  SPDR(R) Lehman Short Term Corporate Bond ETF
               SPDR(R) Lehman Intermediate Term Corporate Bond ETF
                   SPDR(R) Lehman Long Term Corporate Bond ETF

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRFISAISUPP

                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

             Dated May 23, 2007 (as supplemented on August 1, 2007)

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for each of the Trust's series portfolios listed below dated May 23, 2007 (the "Prospectus"), as it may be revised from time to time:

SPDR(R) LEHMAN 1-3 MONTH T-BILL ETF
SPDR(R) LEHMAN SHORT TERM TREASURY ETF
SPDR(R) LEHMAN INTERMEDIATE TERM TREASURY ETF
SPDR(R) LEHMAN LONG TERM TREASURY ETF
SPDR(R) BARCLAYS CAPITAL TIPS ETF
SPDR(R) LEHMAN SHORT TERM CORPORATE BOND ETF
SPDR(R) LEHMAN INTERMEDIATE TERM CORPORATE BOND ETF
SPDR(R) LEHMAN LONG TERM CORPORATE BOND ETF
SPDR(R) LEHMAN AGGREGATE BOND ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

TABLE OF CONTENTS

General Description of the Trust ..........................................    3
Investment Policies and Restrictions ......................................    3
Special Considerations and Risks ..........................................    9
Exchange Listing and Trading ..............................................   12
Management of the Trust ...................................................   12
Brokerage Transactions ....................................................   20
Book Entry Only System ....................................................   21
Purchase and Redemption of Creation Units .................................   22
Determination of Net Asset Value ..........................................   26
Dividends and Distributions ...............................................   27
Taxes .....................................................................   28
Capital Stock and Shareholder Reports .....................................   31
Counsel and Independent Registered Public Accounting Firm .................   31
Proxy Voting Polices and Procedures ................................   16 and 32

                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. As of August 1, 2007, the Trust consists of forty-six (46) investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. Prior to August 1, 2007, the Trust was known as the streetTRACKS(R) Series Trust. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specified market index (each an "Index"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit")(1) generally in exchange for a basket of fixed income securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component"). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of 200,000 Shares.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Shares (subject to applicable legal requirements) although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." In each instance of such cash creations or redemptions, the Trust may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

The SPDR Lehman 1-3 Month T-Bill ETF, SPDR Lehman Short Term Treasury ETF, SPDR Lehman Intermediate Term Treasury ETF and SPDR Lehman Long Term Treasury ETF may sometimes be collectively referred to herein as the "Treasury ETFs." The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the "TIPS ETF." The Short Term Corporate Bond ETF, Intermediate Term Corporate Bond ETF and Long Term Corporate Bond ETF may sometimes be collectively referred to herein as the "Corporate Bond ETFs." The SPDR Lehman Aggregate Bond ETF may sometimes be referred to herein as the "Aggregate Bond ETF."

INVESTMENT POLICIES AND RESTRICTIONS

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. This means that each Fund may invest a greater portion of its assets in the securities of a single issuer. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse affect on the Fund's performance or subject the Fund's shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

CONCENTRATION

In addition, some of the Funds may concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject its shares to greater price volatility than that experienced by less concentrated investment companies.

----------
(1) Except that under the "Dividend Reinvestment Service" described herein, however, shares may be created in less than a Creation Unit and upon termination of a Fund, shares may be redeemed in less than a Creation Unit.

BONDS

Each Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the Corporate Bond ETFs invest almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

U.S. GOVERNMENT OBLIGATIONS

The Treasury ETFs and TIPS ETF invest almost exclusively in various types of U.S. Government obligations. The Aggregate Bond ETF invests a portion of its assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e., GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA), Federal Home Loan Mortgage Corporation (i.e., FHLMC) and Federal Home Loan Bank (i.e., FHLB) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal

National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF seeks to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees who administer the lending program for one or more Funds in accordance with guidelines approved by the Fund's Board of Trustees. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of each Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash.

Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to a Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The Corporate Bond ETFs and Aggregate Bond ETF each may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. Each Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or CFTC regulation or interpretation.

FUTURES CONTRACTS AND OPTIONS

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

The Funds are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Each Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options' trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). Each Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in the underlying Index. Exchange-traded futures and options contracts are not currently available for all of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the underlying Index components or a subset of the components. The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

SWAP AGREEMENTS

Each Fund may enter into swap agreements, including interest rate, index, total return, and swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (CDS), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where the Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

RATINGS.

An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P(R)"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in a Fund is contained in the Prospectus under the heading "PRINCIPAL RISKS." The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of fixed income securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the fixed income securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Fixed income securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Although most of the securities in the Indexes are listed on a securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts, when available, in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to the benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33% of the value of its total assets;

2. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the relevant Index for creation of Creation Units);

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

4. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

7. Sell securities short;

8. Invest in commodities or commodity contracts, except that a Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts; or

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board of Trustees without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Trust may vote the investment securities owned by each Fund in accordance with its views; or

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

3. Under normal circumstances, invest less than 80% of its total assets in fixed income securities that comprise its relevant Index. With respect to the Aggregate Bond ETF, TBA transactions are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, such Fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of any Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of the underlying Index or portfolio of securities on which such Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of four Trustees, one of whom is considered to be an "interested person" (as defined in the 1940 Act) of the Trust.

                              TRUSTEES AND OFFICERS

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                      TERM OF                PRINCIPAL              IN FUND
                                                    OFFICE AND             OCCUPATION(S)            COMPLEX            OTHER
NAME, ADDRESS                        POSITION(S)     LENGTH OF              DURING PAST            OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH                     WITH FUNDS    TIME SERVED               5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------  -----------  --------------  ------------------------------  ----------  ----------------------
INDEPENDENT TRUSTEES
DAVID M. KELLY                       Independent  Unlimited       Retired.                             64     Chicago Stock
c/o SPDR Series Trust                Trustee      Elected:                                                    Exchange
State Street Financial                            September 2000                                              (Public Governor/
Center                                                                                                        Director);
One Lincoln Street                                                                                            Penson Worldwide Inc.
Boston, MA 02111-2900                                                                                         (Director);
10/10/38                                                                                                      Custodial Trust Co.
                                                                                                              (Director);
                                                                                                              SPDR Index
                                                                                                              Shares Funds
                                                                                                              (Trustee).

FRANK NESVET                         Independent  Unlimited       Chief Executive                      64     SPDR Index
c/o SPDR Series Trust                Trustee,     Elected:        Officer, Libra                              Shares Funds,
State Street Financial               Chairman     September 2000  Group, Inc.                                 (Trustee); The
Center                                                            (1998-present)(a                            Massachusetts Health

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                      TERM OF                PRINCIPAL              IN FUND
                                                    OFFICE AND             OCCUPATION(S)            COMPLEX            OTHER
NAME, ADDRESS                        POSITION(S)     LENGTH OF              DURING PAST            OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH                     WITH FUNDS    TIME SERVED               5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------  -----------  --------------  ------------------------------  ----------  ----------------------
One Lincoln Street                                                financial services                          & Education Tax
Boston, MA 02111-2900                                             consulting company).                        Exempt Trust
9/24/43                                                                                                       (Trustee).

HELEN F. PETERS                      Independent  Unlimited       Professor of                         64     Tradeware Global
c/o SPDR Series Trust                Trustee,     Elected:        Finance, Carroll                            (Director); BJ's
State Street Financial               Chair of     September 2000  School of                                   Wholesale Clubs
Center                               Audit                        Management,                                 (Director);
One Lincoln Street                   Committee                    Boston College                              SPDR Index
Boston, MA 02111-2900                                             (2003-present);                             Shares Funds
3/22/48                                                           Dean, Boston                                (Trustee).
                                                                  College (August
                                                                  2000-2003).

INTERESTED TRUSTEE
JAMES E. ROSS*                       Interested   Unlimited       President, SSgA                      73     SPDR Index
SSgA Funds Management, Inc.          Trustee,     Elected         Funds Management,                           Shares Funds
State Street Financial               President    President:      Inc. (2005-present);                        (Trustee); Select
Center                                            May 2005,       Principal, SSgA Funds                       Sector SPDR Trust
One Lincoln Street                                elected         Management, Inc.                            (Trustee); State
Boston, MA 02111                                  Trustee:        (2001-present);                             Street Master Feeder
6/24/65                                           November 2005   Senior Managing                             Funds (Trustee); and
                                                                  Director, State Street                      State Street
                                                                  Global Advisors                             Institutional
                                                                  (2006-present)                              Investment Trust
                                                                  Principal, State                            (Trustee).
                                                                  Street Global
                                                                  Advisors
                                                                  (2000-2006).

OFFICERS
MICHAEL P. RILEY                     Vice         Unlimited       Principal, State                    N/A     N/A
SSgA Funds Management, Inc.          President    Elected:        Street Global
State Street Financial                            February 2005   Advisors
Center                                                            (2005 to
One Lincoln Street                                                present); Assistant
Boston, MA 02111                                                  Vice
3/22/69                                                           President, State
                                                                  Street Bank and
                                                                  Trust Company
                                                                  (2000-2004).

GARY L. FRENCH                       Treasurer    Unlimited       Senior Vice                         N/A     N/A
State Street Bank and                             Elected:        President,
Trust Company                                     May 2005        State Street Bank
One Lincoln Street                                                and Trust Company
Boston, MA 02111                                                  (2002-present);
07/04/51                                                          Managing Director,
                                                                  Deutsche Bank
                                                                  (2001-2002).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                      TERM OF                PRINCIPAL              IN FUND
                                                    OFFICE AND             OCCUPATION(S)            COMPLEX            OTHER
NAME, ADDRESS                        POSITION(S)     LENGTH OF              DURING PAST            OVERSEEN        DIRECTORSHIPS
AND DATE OF BIRTH                     WITH FUNDS    TIME SERVED               5 YEARS             BY TRUSTEE      HELD BY TRUSTEE
-----------------                    -----------  --------------  ------------------------------  ----------  ----------------------
MARY MORAN ZEVEN                     Secretary    Unlimited       Senior Vice                         N/A     N/A
State Street Bank and                             Elected:        President and
Trust Company                                     August 2001     Senior Managing
One Lincoln Street                                                Counsel, State
Boston, MA 02111                                                  Street Bank and
2/27/61                                                           Trust Company
                                                                  (2002-present).

RYAN M. LOUVAR                       Assistant    Unlimited       Vice President and                  N/A     N/A
State Street Bank and Trust Company  Secretary    Elected:        Counsel, State Street
2 Avenue de Lafayette                             October 2006    Bank and Trust
Boston, MA 02111                                                  Company (2005 -
2/18/72                                                           present); Counsel, BISYS, Inc.
                                                                  (2000-
                                                                  2005) (a financial
                                                                  services company).

JOHN W. CLARK                        Assistant    Unlimited       Vice President,                     N/A     N/A
State Street Bank and Trust          Treasurer    Elected:        State Street Bank &
Company                                           August 2005     Trust Company (2001
One Lincoln Street                                                - present).
Boston, MA 02111
03/24/67

MATTHEW FLAHERTY                     Assistant    Unlimited       Assistant Vice                      N/A     N/A
State Street Bank and Trust          Treasurer    Elected:        President, State
Company                                           May 2005        Street Bank and
One Lincoln Street                                                Trust
Boston, MA 02111                                                  (1994-present).*
2/19/71

CHAD C. HALLETT                      Assistant    Unlimited       Vice                                N/A     N/A
State Street Bank and Trust          Treasurer    Elected:        President, State
Company                                           May 2006        Street Bank and
One Lincoln Street                                                Trust Company
Boston, MA 02111                                                  (2001-Present).*
1/28/69

PETER A. AMBROSINI                   Chief        Unlimited       Senior Principal                    N/A     N/A
SSgA Funds                           Compliance   Elected:        and Chief
Management, Inc.                     Officer      May 2004        Compliance and
State Street Financial                                            Risk Management
Center                                                            Officer, SSgA Funds
One Lincoln Street                                                Management, Inc.
Boston, MA 02111                                                  (2001-present).
12/17/43

*    Served in various capacities during noted time period.

REMUNERATION OF TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries, other than the Chief Compliance Officer, receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Independent Trustee an annual fee of $12,000 plus $4,500 per in person meeting attended. An Independent Trustee will receive $500 for each meeting attended via telephone or video conference. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2006.

                                             PENSION OR                    TOTAL
                                             RETIREMENT                COMPENSATION
                                              BENEFITS     ESTIMATED     FROM THE
                                AGGREGATE      ACCRUED      ANNUAL       TRUST AND
                              COMPENSATION     AS PART     BENEFITS    FUND COMPLEX
                                FROM THE      OF TRUST       UPON         PAID TO
NAME OF INDEPENDENT TRUSTEE       TRUST       EXPENSES    RETIREMENT     TRUSTEES
---------------------------   ------------   ----------   ----------   ------------
David M. Kelly                   $30,000         $0           N/A         $47,400
Frank Nesvet                     $30,000         $0           N/A         $47,400
Helen F. Peters                  $30,000         $0           N/A         $47,400

STANDING COMMITTEES

Audit Committee. The Board of Trustees has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met three times during the fiscal year ended June 30, 2006.

Trustee Committee. The Board of Trustees has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met two times during the fiscal year ended June 30, 2006.

Pricing Committee. The Board of Trustees also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Pricing Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2006:

                                                     AGGREGATE DOLLAR
                                                     RANGE OF EQUITY
                                                    SECURITIES IN ALL
                                                  REGISTERED INVESTMENT
                                                    COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY     BY TRUSTEE IN FAMILY
NAME OF TRUSTEE        SECURITIES IN THE TRUST   OF INVESTMENT COMPANIES
---------------        -----------------------   -----------------------
INDEPENDENT TRUSTEES
David M. Kelly                   None                      None
Frank Nesvet                     None                      None
Helen F. Peters                  None                      None

INTERESTED TRUSTEE
James Ross                       None                      None

As of December 31, 2006, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board of Trustees believes that the voting of proxies on securities held by the Funds is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge by calling 1-866-787-2257; and (2) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly accessible Internet web sites. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. (the "Adviser") acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board of Trustees or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the applicable Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

PORTFOLIO MANAGERS

The Adviser manages the Funds, except for the TIPS ETF, using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each of the Funds include:

FUND                                            PORTFOLIO MANAGERS
----                                            ------------------
All Funds, except the SPDR Lehman 1-3 Month
T-Bill ETF and SPDR Barclays Capital TIPS ETF   Michael Brunell, John Kirby, Elya Schwartzman

SPDR Lehman 1-3 Month T-Bill ETF                Todd Bean, Steven Meier, Jeff St. Peters

SPDR Barclays Capital TIPS ETF                  David Kobuszewski, James Mauro

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF MARCH 31, 2007

                    REGISTERED                   POOLED                                               TOTAL
                    INVESTMENT      ASSETS     INVESTMENT      ASSETS                   ASSETS       ASSETS
                      COMPANY      MANAGED       VEHICLE      MANAGED       OTHER      MANAGED       MANAGED
PORTFOLIO MANAGER    ACCOUNTS    (BILLIONS)*    ACCOUNTS    (BILLIONS)*   ACCOUNTS   (BILLIONS)*   (BILLIONS)
-----------------   ----------   -----------   ----------   -----------   --------   -----------   -----------
Michael Brunell          0               0         69         $ 34.90        92        $ 21.80       $ 56.70
John Kirby               0               0         69         $ 34.90        92        $ 21.80       $ 56.70
Elya Schwartzman         0               0         69         $ 34.90        92        $ 21.80       $ 56.70

Todd Bean                9          $89.93         14         $230.91        65        $196.89       $517.73
Steven Meier             9          $89.93         14         $230.91        65        $196.89       $517.73
Jeff St. Peters          9          $89.93         14         $230.91        65        $196.89       $517.73

David Kobuszewski        4          $  0.8         23         $  5.40        50        $ 12.70       $ 18.90
James Mauro              4          $  0.8         23         $  5.40        50        $ 12.70       $ 18.90

*    There are no performance fees associated with these portfolios.

The dollar range of equity securities beneficially owned by the portfolio managers listed above as of March 31, 2007.

                        DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER   SECURITIES BENEFICIALLY OWNED
-----------------   -----------------------------
Michael Burnell                  None
John Kirby                       None
Elya Schwartzman                 None

Todd Bean                        None
Steven Meier                     None
Jeff St. Peters                  None

David Kobuszewski                None
James Mauro                      None

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street serves as Administrator for the Trust pursuant to an Administrative Services Agreement. Under the Administrative Services Agreement, State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and each Fund. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

State Street, One Lincoln Street, Boston, Massachusetts 02111, also serves as Custodian for the Funds pursuant to a Custodian Agreement. As Custodian, State Street holds the Funds' assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of the Funds pursuant to a Transfer Agency Agreement. State Street may be reimbursed by the Funds for its out-of-pocket expenses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION. As compensation for its services under the Administrative Services Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund of the Trust, as follows: 0.06% on the first $200 million, 0.04% on the next $200 million, and 0.025% thereafter, calculated on a Trust basis (i.e., the first break point will be calculated by multiplying the number of Funds times $200M). For each Fund, after the first year of operations, a $125,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. The Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Each Fund has adopted a Distribution and Service Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, each Fund's Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to each Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under each Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board of Trustees to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan of the relevant Fund. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by a Fund under its Plan will be compensation for distribution, investor services or marketing services for that Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, each Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under each Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of any Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use ECNs when appropriate.

The Adviser does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although the Adviser's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

Securities of "Regular Broker-Dealer." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which they may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. The Fund's are new and have not engaged in transactions prior to the date of this SAI.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. See "INVESTMENT POLICIES AND STRATEGIES" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING."

DTC acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 1, 2007, the Funds had not yet commenced operations. Therefore, the Funds do not have any shareholders who beneficially own of record 5% or more of the outstanding shares of a Fund. An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of certain Funds, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of such Fund(s). Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned shares of the applicable Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the applicable Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of May 1, 2007.

PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined below), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Service (as defined below).

A "Business Day" with respect to each Fund (except for the Aggregate Bond ETF) is any day the Exchange and NYSE are open for business. A "Business Day" with respect to the Aggregate Bond ETF is any day the Exchange, NYSE and the Bond Market Association are open for business. The Exchange, NYSE and Bond Market Association are open Monday through Friday and closed on weekends and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the Bond Market Association is closed on Veterans Day and Columbus Day.

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of fixed income securities -- the "Deposit Securities" per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark index and an amount of cash, the "Cash Component", computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The Cash

Component is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the relevant index.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security of the Aggregate Bond ETF that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In addition, the Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security which: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate bonds or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, "custom orders"). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be a DTC Participant (see "BOOK ENTRY ONLY SYSTEM") that has the ability to clear through the Federal Reserve System and that has executed an agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and accepted by the Trust, with respect to purchases and redemptions of Creation Units (an "Authorized Participant"). Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement among the Principal Underwriter and the Transfer Agent, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below).

All orders to purchase Shares directly from a Fund, including custom orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and the order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Those placing orders through an

Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

CREATION ORDER. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (except the SPDR Lehman 1-3 Month T-Bill ETF ("T-Bill ETF") and TIPS ETF), is generally the third business day after the Order Placement Date and the "Settlement Date" for the T-Bill ETF and TIPS ETF is generally the first business day after the Order Placement Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time, on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 3:00 p.m., Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) as additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under "Creation Transaction Fees" will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of any Fund if (a) the order is not in proper form; (b) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes impossible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a fixed creation transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The Funds may adjust the creation transaction fee from time to time based upon actual experience. An additional charge for cash purchases, custom orders, or partial cash purchases for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 am, Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee as set forth below. Notwithstanding the foregoing, the Trust will substitute a cash-in-lieu amount to replace any Fund Security of the Aggregate Bond ETF that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the redemption transaction fee from time to time based upon actual experience. An additional charge for cash redemptions, custom orders, or partial cash redemptions (when cash redemptions are available) for each Fund may be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the

Federal Reserve System. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and the order form. A redemption request is considered to be in "proper form" if (i) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 3:00 p.m., Eastern time, on the Settlement Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing shares as set forth in the Participant Agreement (marked to market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DETERMINATION OF NET ASSET VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Bond Market Association announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board of Trustees from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds' index providers). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are declared and paid monthly by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX MATTERS."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then such Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, such Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that the Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be reported to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures/ As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including state interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after

December 31, 2010.

In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2009.

Gain or loss on the sale or redemption of Shares in each Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investment made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Under recently enacted legislation, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application fo these rules to their accounts. The provisions contained in the legislation relating to dividends to foreign persons would apply to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withhold on amounts payable to any shareholder who (1) has provided a Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to a Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

REPORTABLE TRANSACTIONS

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of over forty Funds. Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board of Trustees may designate additional Funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent registered public accounting firm of the Trust.

APPENDIX A

PROXY VOTING POLICY                     (SSGA FUNDS MANAGEMENT, INC. LOGO)

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors ("SSgA") Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The FM Manager of Corporate Governance is responsible for monitoring proxy voting on behalf of our clients and executing the day to day implementation of this Proxy Voting Policy. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains Institutional Shareholder Services ("ISS"), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist ISS in interpreting and applying this Policy, we meet with ISS at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits ISS to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to ISS, ISS refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with ISS to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Manager of Corporate Governance is responsible, working with ISS, for submitting proxies in a timely manner and in accordance with our policy. The Manager of Corporate Governance works with ISS to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

These proxies are identified through a number of methods, including but not limited to notification from ISS, concerns of clients, review by internal proxy specialists, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to ISS, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to ISS, the FM Manager of Corporate Governance will refer the item to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies, which may lead to different votes. For example, in certain foreign markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, or whether the nominee receives non-board related compensation from the issuer

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues.

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer Elimination of Shareholders' Right to Call Special Meetings

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

     - Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, ISS or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the FM Manager of Corporate Governance and the Proxy Review Committee, as necessary.

As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to ISS and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to ISS, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Manager of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.